                      EXHIBIT 10.7 - ERIE INSURANCE GROUP
                             EMPLOYEE SAVINGS PLAN

                                  INTRODUCTION

The Erie Indemnity Company (the "Company") adopted the Erie Insurance Group Employee Savings Plan (the "Plan") effective January 1, 1989. The Company has subsequently amended the Plan from time to time and was last amended and restated the Plan effective as of May 1, 1998.

This amendment and restatement of the Plan shall constitute an amendment, restatement and continuation of the Plan. This amendment and restatement is generally effective as of January 1, 2001. However, certain provisions of this amendment and restatement are effective as of some other date. The provisions of this amendment and restatement with stated effective dates prior to January 1, 2001, shall be deemed to amend the corresponding provisions, if any, of the Plan as in effect before this amendment and restatement and all amendments thereto as of such dates. Events occurring before the applicable effective date of any provision of this amendment and restatement shall be governed by the applicable provision of the Plan as in effect on the date of the event.

The purpose of the Plan is to provide a pre-tax long term savings vehicle for eligible employees and to provide participants with an opportunity to contribute toward additional retirement security according to the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended.

                                TABLE OF CONTENTS

INTRODUCTION                                                                    Page

ARTICLE ONE - DEFINITIONS
    1.1   Administrator or Plan Administrator......................................1
    1.2   Affiliate................................................................1
    1.3   Board....................................................................1
    1.4   Code.....................................................................1
    1.5   Company..................................................................1
    1.6   Compensation.............................................................1
    1.7   Covered Employee.........................................................2
    1.8   Effective Date...........................................................2
    1.9   Employee.................................................................2
    1.10  Employer.................................................................2
    1.11  Employer Matching Contribution...........................................2
    1.12  Erie Indemnity Stock.....................................................2
    1.13  Erie Indemnity Stock Fund................................................2
    1.14  ERISA....................................................................2
    1.15  Highly Compensated.......................................................3
    1.16  Hour of Service..........................................................3
    1.17  Interactive Electronic Communication.....................................4
    1.18  Leased Employee..........................................................4
    1.19  Normal Retirement Date...................................................4
    1.20  Notice...................................................................5
    1.21  Participant..............................................................5
    1.22  Plan.....................................................................5
    1.23  Plan Year................................................................5
    1.24  Qualified Domestic Relations Order or QDRO...............................5
    1.25  Safe Harbor Matching Contribution........................................6
    1.26  Spousal Consent..........................................................6
    1.27  Tax Deferred Contribution................................................6
    1.28  Test Compensation........................................................6
    1.29  Top Paid Group...........................................................7
    1.30  Total Account............................................................7
    1.31  Trust Agreement..........................................................7
    1.32  Trust Fund...............................................................8
    1.33  Trustee..................................................................8
    1.34  Valuation Date...........................................................8
    1.35  Year of Eligibility Service..............................................8

ARTICLE TWO - PARTICIPATION
    2.1   Participation............................................................9
    2.2   Rehired Employees........................................................9
    2.3   Employment Transfers.....................................................9

ARTICLE THREE - EMPLOYER CONTRIBUTIONS
    3.1   Tax Deferred Contributions..............................................11
    3.2   Dollar Limitation on Tax Deferred Contributions.........................11
    3.3   Actual Deferral Percentage Limitation on Tax Deferred Contributions.....13
    3.4   Treatment of Tax Deferred Contributions in Excess of Actual
          Deferred Percentage Limitation..........................................15
    3.5   Coordination of Distributions of Excess Tax Deferred Contributions......17
    3.6   Employer Matching Contributions.........................................17
    3.7   Actual Contribution Percentage Limitation on Employer Matching
             Contributions........................................................17
    3.8   Treatment of Employer Matching Contributions in Excess of
             Actual Contribution Percentage Limitation............................18
    3.9   Combined Alternative Limitation on Tax Deferred Contributions
             and Employer Matching Contributions..................................20
    3.10  Safe Harbor Matching Contributions......................................21
    3.11  Source of Employer Contributions........................................22
    3.12  Investment of Employer Contributions....................................22
    3.13  Recovery of Contributions...............................................23
    3.14  Other Provisions Relating to Employer Contributions.....................23

ARTICLE FOUR - ROLLOVER CONTRIBUTIONS
    4.1   Rollover Contributions .................................................25
    4.2   Vesting of Rollover Contributions ......................................25

ARTICLE FIVE - PARTICIPANT ACCOUNTS AND VALUATION OF FUNDS
    5.1   Establishment of Participant Accounts ..................................26
    5.2   Procedure as of Each Valuation Date ....................................26
    5.3   Investment Elections ...................................................26
    5.4   Erie Indemnity Stock Fund...............................................28

ARTICLE SIX - VESTING & DISTRIBUTIONS
    6.1   Vesting ................................................................30
    6.2   Distributions Upon Retirement, or Other Termination of Employment.......30
    6.3   Payment of Amounts Distributed .........................................31
    6.4   Direct Rollovers........................................................33

ARTICLE SEVEN - WITHDRAWALS
    7.1   Withdrawals Generally ..................................................35
    7.2   Hardship Withdrawal ....................................................35
    7.3   Safe Harbor Distribution ...............................................36
    7.4   Hardship Withdrawal Priority............................................36
    7.5   Modifications to Hardship Withdrawal Standards..........................36

ARTICLE EIGHT - THE TRUST FUND
    8.1   Trust Agreement ........................................................38
    8.2   Appointment of Independent Accountants .................................38
    8.3   Appointment of Investment Manager ......................................38
    8.4   Investment Committee ...................................................38
    8.5   Voting of Erie Indemnity Stock..........................................39

ARTICLE NINE - ADMINISTRATION OF THE PLAN
    9.1   The Administrator ......................................................41
    9.2   Powers of Administrator.................................................41
    9.3   Delegation of Duties....................................................43
    9.4   Conclusiveness of Various Documents.....................................43
    9.5   Actions to be Uniform...................................................43
    9.6   Liability and Indemnification...........................................43

ARTICLE TEN - CLAIMS PROCEDURE
    10.1  Claim for Benefit ......................................................45
    10.2  Review of Denial of Claim ..............................................45
    10.3  Decision by Administrator ..............................................45

ARTICLE ELEVEN - MISCELLANEOUS
    11.1  Non-Alienation of Benefits .............................................47
    11.2  Risk to Participants and Source of Payments ............................48
    11.3  Expenses ...............................................................48
    11.4  Rights of Participants .................................................48
    11.5  Statement of Accounts ..................................................48
    11.6  Designation of Beneficiary .............................................49
    11.7  Payment to Incompetents ................................................49
    11.8  Authority to Determine Payee ...........................................50
    11.9  Severability ...........................................................50
    11.10 Employer Records........................................................50
    11.11 Limitation on Contributions ............................................50
    11.12 IRC 414(u) Compliance Provision.........................................52

ARTICLE TWELVE - AMENDMENT, TERMINATION OR MERGER OF THE PLAN
    12.1  Right to Amend .........................................................53
    12.2  Right to Terminate .....................................................53
    12.3  Merger, Transfer of Assets or Liabilities...............................54

ARTICLE THIRTEEN - TOP HEAVY PROVISIONS
    13.1  Top Heavy Provisions ...................................................55
    13.2  Minimum Contribution ...................................................56
    13.3  Plan Year in Which Plan is Top Heavy ...................................57
    13.4  Plan Year in Which Plan Ceases to be Top Heavy .........................57
    13.5  Limited Application of this Article.....................................57

ARTICLE FOURTEEN - LOANS
    14.1  Availability of Loans ..................................................58
    14.2  Terms and Conditions of Participant Loans ..............................58
    14.3  Loan Accounts...........................................................60

                                   ARTICLE ONE

                                   DEFINITIONS

As used in this Plan, the following terms shall have the following meanings unless a different meaning is clearly required by the context. Any terms herein used in the masculine shall be read and construed in the feminine where they would so apply, and any terms used in the singular shall be read and construed in the plural if again so applicable.

1.1 "Administrator" or "Plan Administrator" means the Administrator appointed by the Board in accordance with the provisions of Article Nine.

1.2 "Affiliate" means any other employer which, together with the Company, is a member of a controlled group of corporations or of a commonly controlled trade or business (as defined in Code Sections 414(b) and (c) and as modified, where appropriate, by Code Section 415(h)) or of an affiliated service group (as defined in Code Section 414(m)) or other organization described in Code Section 414(o). Each such Affiliate shall be treated as an Affiliate only during such period as it is or was an Affiliate as defined above.

1.3   "Board" means the Board of Directors of the Company.

1.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.5 "Company" means Erie Indemnity Company, a corporation organized and existing under the laws of Pennsylvania.

1.6 "Compensation" for any period means the aggregate amount of base salary or wages paid by an Employer to an Employee during the period. For this purpose, "base salary or wages" shall exclude overtime compensation, bonuses and commissions but shall be deemed to include any amounts contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Participant under Code Sections 125 and 402(e)(3) for the Plan Year in question. Effective for each Plan Year, in no event shall the amount of Compensation taken into account under the Plan exceed the adjusted annual limitation permitted under Section 401(a)(17) of the Code for such Plan Year. Such adjusted annual limitation shall be, for each Plan Year beginning on and after January 1, 1989 and prior to January 1, 1994, $200,000 as adjusted for such year in the same manner as under Section 415(d) of the Code and, for each Plan Year beginning on and after January 1, 1994, $150,000 as adjusted for such year as provided under Section 401(a)(17)(B) of the Code.

      For years beginning before January 1, 1997, in determining the Compensation of a Covered Employee for purposes of the foregoing annual limitation, the rules aggregating certain family members (as set forth in Section 1.15) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Covered Employee and any lineal descendent of the Covered Employee who has not attained age 19 before the end of the calendar year. If, as a result of the family aggregation rules, the adjusted annual limitation is exceeded, then the limitation shall be prorated among the family members in proportion to each individual's Compensation as determined under this paragraph without regard to the adjusted annual limitation.

1.7   "Covered Employee" shall mean any Employee of an Employer, excluding:

      (a) any such Employee whose employment is governed by the terms of a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining; and

      (b) for periods prior to January 1, 2001, any such Employee who is compensated on an hourly basis.

      Notwithstanding any provision of the Plan to the contrary, any individual who an Employer determines to be a contract employee, independent contractor, leased employee (including a Leased Employee as defined hereunder), leased owner, leased manager, shared employee or person working under a similar classification shall not become a Covered Employee hereunder, regardless of whether any such individual is ultimately determined to be a common law employee, unless and until the Employer shall otherwise determine. An Employee shall be considered a Covered Employee only during such period in which the individual satisfies the requirements defined above.

1.8   "Effective Date" means January 1, 1989.

1.9 "Employee" shall mean any common-law employee of an Employer or an Affiliate; provided, however, that for purposes of Section 1.15 "Employee" shall include any self-employed individual performing services for an Employer or Affiliate who is treated as an employee under Section 401(c)(1) of the Code.

1.10 "Employer(s)" shall mean the Company, Erie Family Life Insurance Company, Erie Insurance Exchange, Erie Insurance Company, EI Holding Corp., EI Service Corp., Erie Insurance Company of New York, Erie Insurance Property & Casualty Company, Flagship City Insurance Company and any other Affiliate which may adopt this Plan.

1.11 "Employer Matching Contribution" means the Employer contribution made pursuant to Section 3.6.

1.12 "Erie Indemnity Stock" means the Class A common stock of the Company which is a qualifying employer security within the meaning of Section 407(d)(5) of ERISA.

1.13 "Erie Indemnity Stock Fund" means the investment fund described in Section 5.4.

1.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.15 "Highly Compensated" means, for periods beginning before January 1, 1997, any Employee who meets any of the following requirements in either the prior Plan Year (the "lookback year") or the current Plan Year (the "determination year"):

      (a)   is a more than five percent (5%) owner of an Employer;

      (b)   earns $75,000 or more in Test Compensation;

      (c) earns $50,000 or more in Test Compensation and is a member of the Top Paid Group;

      (d) is an officer of an Employer (as described in Section 416(i) of the Code) who earns Test Compensation of more than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such year; or

      (e) is a former Employee who was Highly Compensated upon separation from service prior to the determination year, performs no service for an Employer during the determination year, or was Highly Compensated at any time after attaining age 55.

      In addition, the Test Compensation paid to any family member (spouse, lineal ascendant or descendant and their spouses) of an Employee or former Employee who is a more than five percent owner or is one of the top 10 Highly Compensated Employees on the basis of Test Compensation, shall be aggregated with the Test Compensation of such Employee for the purposes of this definition. Notwithstanding the foregoing, an Employee will not be Highly Compensated for the determination year merely by compensation or officer status unless he was in the top 100 Employees on the basis of Test Compensation. The amounts indicated in (b) and (c) above shall be adjusted for cost of living at the same time and in the same manner as determined under Code Section 415(d). For years beginning on and after January 1, 1997, "Highly Compensated" shall mean any Employee who is a more than five percent (5%) owner of an Employer or both earned $80,000 or more in Test Compensation from the Employer in the lookback year and was member of the Top Paid Group for such year; provided, however, that such $80,000 figure shall be adjusted for cost of living at the same time and in the same manner as determined under Code Section 415(d). To the extent permitted under regulations and other guidance promulgated by the Internal Revenue Service, the Company may elect to determine the status of Highly Compensated Employees on a basis other than that provided above.

1.16  "Hour of Service" shall include the following:

      (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment from an Employer or an Affiliate as an Employee for the performance of duties during an applicable computation period (these hours must be credited to the Employee in the computation period during which the duties were performed and not when paid, if different); and

      (b) Each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by an Employer or an Affiliate (these hours must be credited in the computation period or periods to which the award or agreement pertains rather than that in which the payment, award or agreement was made); and

      (c) Each hour for which an Employee is directly or indirectly paid or entitled to payment from an Employer or an Affiliate for reasons, such as vacation, sickness or disability, other than for the performance of duties (these hours shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference).

1.17 "Interactive Electronic Communication" means a communication between a Participant or beneficiary and the person or entity designated by the Administrator to perform recordkeeping and other administrative services on behalf of the Plan pursuant to a system maintained by such person or entity and communicated to each Participant and beneficiary whereby each such individual may make elections and exercise options as described herein with respect to all or a portion of his Total Account through the use of such system and a personal identification number. If a Participant or beneficiary (i) consents to participate in Interactive Electronic Communication procedures adopted by the Administrator and (ii) acknowledges that actions taken by him through the use of his personal identification number pursuant to the Interactive Electronic Communication procedure constitute his signature for purposes of initiating transactions such as investment option changes, and increases, decreases, and suspensions of Tax Deferred Contributions, the Participant or beneficiary, as the case may be, will be deemed to have given his written consent and authorization to any such action resulting from the use of the Interactive Electronic Communication system by the Participant or beneficiary.

1.18 "Leased Employee" means any person (other than an Employee of an Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and, for periods before January 1, 1997, such services are of a type historically performed by employees in the business field of the Employer or, for periods on and after January 1, 1997, such services are performed under primary direction or control by the recipient. Except as provided below, any person satisfying the foregoing criteria shall be treated as an Employee. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

      Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee of an Employer if: (i) such Leased Employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the Employer's non-Highly Compensated workforce.

1.19 "Normal Retirement Date" means the first day of the month next following the month in which the Participant attains age 65 (his "Normal Retirement Age").

1.20 "Notice" means, unless otherwise specifically provided herein, (i) written Notice on an appropriate form provided by the Administrator that is, in the discretion of the Administrator, properly completed and executed by the party giving such Notice and which is delivered by hand or by mail to the Administrator or to such party designated by the terms of the Plan or by the Administrator to receive the Notice, or (ii) Notice by Interactive Electronic Communication to the person or entity designated by the Administrator to perform recordkeeping and other administrative services on behalf of the Plan. The form of Notice satisfactory in any given circumstance under the Plan shall be determined by the Administrator, in its discretion, and shall be applied uniformly to all Participants and beneficiaries. Notice to any party as provided herein shall be deemed to be given when it is actually received (either physically or by Interactive Electronic Communication, as the case may be) by the party to whom such Notice is given.

1.21 "Participant" means any Covered Employee who participates in the Plan as provided in Section 3.1 (an "active" Participant) or Section 4.1, and further, shall include any current or former Covered Employee who has suspended his Tax Deferred Contributions or has terminated or retired if such individual has a vested Total Account balance maintained on his behalf under the Plan.

1.22 "Plan" means this Erie Insurance Group Employee Savings Plan as herein set forth with all amendments, modifications and supplements hereafter made.

1.23  "Plan Year" means the calendar year.

1.24 "Qualified Domestic Relations Order" or "QDRO" means any judgment, decree or order (including approval of a property settlement agreement) which is made pursuant to a State Domestic Relations Law (including a community property law) and which:

      (a) relates to provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child or other dependent of a Participant;

      (b) recognizes or creates an alternate payee's right to, or assigns to an alternate payee the right to receive all or a portion of the benefits payable with respect to a Participant under this Plan; and

      (c)   clearly specifies:

            (i) name and last known address of the Participant and of each alternate payee;

            (ii) the amount, percentage, or manner in which such could be determined, of the Participant's benefits to be paid to such alternate payee by the Plan;

            (iii) the number of payments or time periods the QDRO covers; and

            (iv)  each plan to which the QDRO applies.

      A QDRO cannot require the Plan to provide a type or form of benefit, or any option not otherwise provided by the Plan, nor can it require the Plan to provide increased benefits. A QDRO cannot require payment to an alternate payee by virtue of a previous QDRO.

      A written procedure will be established to determine the qualified status of domestic relations orders and to administer distributions thereunder.

1.25 "Safe Harbor Matching Contribution" means the Employer contribution made pursuant to Section 3.10.

1.26 "Spousal Consent" means a written consent given by a Participant's legally-recognized spouse to a Participant's designation of a specified beneficiary or beneficiaries (including the designation of any class of beneficiaries or any contingent beneficiaries) under Section 11.6(a), the Participant's election of an immediate distribution under Section 6.2, or the Participant's request for a withdrawal (in excess of $3,500) or loan under Sections 7.2 and 14.2, respectively. Any Spousal Consent shall be effective only with respect to such spouse. Such consent shall be duly witnessed by a Plan representative or a notary public and shall acknowledge the effect on the spouse of the Participant's election. The Participant may revoke, without limitation, any such designation, election or request without the need for Spousal Consent at any time before the date as of which the Participant is to receive a distribution from the Plan or, if applicable, before the effective date of a withdrawal or loan. Any new designation, election or request by a Participant as provided above will require a new Spousal Consent. The requirement for Spousal Consent may be waived by the Administrator if it is established that there is no spouse, the spouse cannot be located, the Participant has a court order evidencing a legal separation from or abandonment by the spouse, or for such other circumstances as shall be prescribed by applicable law.

1.27 "Tax Deferred Contribution" means the Employer contribution made pursuant to Section 3.1.

1.28 "Test Compensation" means, for any Plan Year, an Employee's compensation, reported under Sections 6041 and 6051 of the Code on Form W-2, as paid by an Employer or an Affiliate for the calendar year ending with or within such Plan Year, including any amounts contributed pursuant to a salary reduction election on behalf of a Covered Employee to a plan described in Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code for the period in question. Test Compensation in any given year shall not exceed the adjusted annual limitation in effect for such year (as set forth in Section 1.6), provided that such limitation shall not be applied in determining the top 10 Highly Compensated Employees subject to family aggregation under the Plan (applicable to Plan Years beginning before January 1, 1997) and for purposes of determining the status of an Employee as a Highly Compensated Employee or Key Employee. To the extent permitted under regulations and other guidance promulgated by the Internal Revenue Service, the Company may elect to determine Test Compensation on a basis other than that provided above.

      Applicable to years beginning before January 1, 1998, Test Compensation for purposes of Section 11.11 shall exclude all amounts contributed pursuant to a salary reduction election on behalf of a Covered Employee.

1.29 "Top Paid Group" means all active Employees who, as of a given year, are in the top twenty percent (20%) of the Company's work force on the basis of Test Compensation for such year, excluding the following:

      (a) Employees who have not completed six months of service by the end of such year;

      (b)   Employees who work less than 17-1/2 hours per week for such year;

      (c)   Employees who normally do not work more than six months in a year;

      (d)   Employees under age 21 at the end of such year; and

      (e) non-resident aliens who received no U.S.-source income for such year.

      For purposes of this Section, the Company's work force shall include individuals employed by an Affiliate.

1.30 "Total Account" means the total amounts held under the Plan for a Participant, consisting of the following sub-accounts:

      (a) "Tax Deferred Account" the portion of the Participant's Total Account consisting of Tax Deferred Contributions made in accordance with Section 3.1, plus (minus) any investment earnings (losses) on such contributions and less any distributions or withdrawals made from this account in accordance with Articles Six and Seven, respectively.

      (b) "Employer Account" the portion of the Participant's Total Account consisting of Employer Matching Contributions made in accordance with Section 3.6, plus (minus) any investment earnings (losses) on such contributions and less any distributions or withdrawals made from this account in accordance with Articles Six and Seven, respectively.

      (c) "Rollover Account" the portion of the Participant's Total Account consisting of Rollover Contributions made in accordance with Section 4.1, plus (minus) any investment earnings (losses) on such contributions and less any distributions or withdrawals made from this account in accordance with Articles Six and Seven, respectively.

      (d) "Safe Harbor Matching Account" the portion of the Participant's Total Account consisting of Safe Harbor Matching Contributions made in accordance with Section 3.10, plus (minus) any investment earnings (losses) on such contributions and less any distributions made from this account in accordance with Article Six.

1.31 "Trust Agreement" means the Trust Agreement between the Company and a Trustee as provided in Section 8.1, together with all amendments, modifications and supplements hereafter made.

1.32 "Trust Fund" means the fund established under the terms of the Trust Agreement with the Trustee for the purpose of holding and investing the assets of the Plan. The Trust Fund shall consist of such investment funds or vehicles as the Administrator may, in its discretion, designate from time to time and may include such investments as may be selected by a Participant or beneficiary under a self-directed "open option" arrangement authorized by the Administrator.

      Nothing herein shall prohibit the Trust Fund from holding reasonable amounts in cash or cash equivalents in any fund or vehicle offered under the Plan. The portion of the Trust Fund to be invested in the various funds or vehicles shall be determined by Participant investment elections made pursuant to Article Five. The Administrator may, in its discretion, offer additional investment funds or vehicles to all Participants and may cease to offer any investment fund or vehicle at such time as it deems appropriate.

      Except as otherwise indicated, the Trust Fund shall be deemed to include that portion of a Total Account which a Participant or beneficiary elects to invest in a group annuity contract provided by the Erie Family Life Insurance Company.

1.33 "Trustee" means the Trustee or Trustees acting as such under a Trust Agreement, including any successor or successors.

1.34 "Valuation Date" means, for periods prior to the Conversion Date, the last day of each calendar month and, for periods on and after the Conversion Date, the close of business as of each business day.

1.35 "Year of Eligibility Service" means an "Eligibility Computation Period" in which an Employee completes at least 1,000 Hours of Service.

      The "Eligibility Computation Period" with respect to an Employee shall mean the 12 consecutive month period that begins on the first day on which the Employee is credited with an Hour of Service in the employment of an Employer or Affiliate ("Employment Commencement Date") and ends on the first anniversary thereof, and each Plan Year thereafter beginning with the Plan Year that includes the first anniversary of the Employee's Employment Commencement Date. In the event an Employee completes 1,000 Hours of Service during the Eligibility Computation Period that begins on his Employment Commencement Date and completes 1,000 Hours of Service during the Eligibility Computation Period that begins on the January 1 that next follows his Employment Commencement Date, such Employee shall be credited with two Years of Eligibility Service.

                                   ARTICLE TWO

                                  PARTICIPATION

2.1   Participation

      (a) Any Employee shall be eligible to participate in the Plan on the first day of a pay period, provided he is a Covered Employee and is actively employed by an Employer on such date and, provided further, that he makes proper application for participation within a reasonable time prior to the start of such pay period by completing and filing with the Administrator such forms as may be prescribed by the Administrator.

      (b) Notwithstanding the foregoing, effective January 1, 2001, any Covered Employee who is compensated on an hourly basis and who is classified by an Employer as other than a regular hourly employee shall be eligible to participate in the Plan on the January 1 or July 1 coincident with or next following such Employee's completion of each of the following requirements, provided he remains a Covered Employee as of such January 1 or July 1:

            (i)   His attainment of age 21 years; and

            (ii)  His completion of one Year of Eligibility Service.

            If the Employee is not a Covered Employee on the date he otherwise would have become eligible to participate in the Plan, such Employee shall automatically become eligible to participate in the Plan upon his return to employment as a Covered Employee.

2.2   Rehired Employees

      An Employee who had been an "active" Participant in the Plan, who terminates his employment and is subsequently re-employed may become eligible to participate in the Plan under Section 3.1 on the first day of any pay period following re-employment, provided he is a Covered Employee and is actively employed by an Employer on such date and, provided further, that he makes proper application for participation within a reasonable time prior to the start of such pay period by completing and filing with the Administrator such forms as may be prescribed by the Administrator.

2.3   Employment Transfers

      (a) Upon the transfer of a Covered Employee to other employment with an Employer or Affiliate whereby he ceases to be a Covered Employee hereunder, such individual's ability to have Tax Deferred Contributions made to the Plan on his behalf (and to receive Employer Matching Contributions) with respect to Compensation earned on and after this date of transfer shall cease and such Participant shall be considered an "inactive" Participant under the Plan.

      (b) Upon the transfer of an individual from other employment with an Employer or Affiliate such that the individual becomes a Covered Employee hereunder, such individual shall be eligible to participate in the Plan as provided in Section 2.1 hereof.

                                  ARTICLE THREE

                             EMPLOYER CONTRIBUTIONS

3.1   Tax Deferred Contributions

      (a) Each Covered Employee who is eligible to participate in the Plan and who has elected to become a Participant (in accordance with Article
            Two) may, at the time of making application to become a Participant, elect to reduce his future Compensation on a fixed, whole percentage, from one percent (1%) to eight percent (8%) of that Compensation otherwise payable in future pay periods. Effective with respect to pay periods commencing on and after December 14, 2000, a Participant may elect to reduce his future Compensation by a stated percentage, from one percent (1%) to fifteen percent (15%) of that Compensation otherwise payable in future pay periods. Such election shall be made in accordance with procedures adopted by the Administrator and communicated to Participants.

            Subject to the limitations set forth in Sections 3.2, 3.3, 3.4, 3.9 and 11.11, the Participant's Compensation shall be reduced in accordance with the foregoing election and shall be designated as a Tax Deferred Contribution to the Plan. Tax Deferred Contributions shall be withheld by the Participant's Employer each pay period by regular payroll deduction in accordance with the Employer's payroll withholding procedures and shall be credited to the Participant's Tax Deferred Account as of the date the contributions are received by the Trustee or otherwise deposited in the Trust Fund. Such contributions shall be deposited in the Trust Fund as soon as such amounts can reasonably be segregated from the Employer's general assets.

      (b) Participant Tax Deferred Contributions constitute Employer contributions under the Plan and are intended to qualify as elective contributions under Section 401(k) of the Code. Tax Deferred Contributions may be made only with respect to an amount which the Participant could otherwise elect to receive in cash and which is not currently available to the Participant as of the date an election specified in this Section 3.1 is made. In the event a Participant has no Compensation for any payroll period, no Tax Deferred Contribution may be made for such period. Any Tax Deferred Contribution made on behalf of a Covered Employee in any given Plan Year that is taken into account for purposes of the actual deferral percentage limitation described in Section 3.3(b) shall be attributable to services performed by the Covered Employee in such Plan Year and shall relate to Compensation which would have been paid in such Plan Year or within two and one-half (2-1/2) months following such Plan Year but for the deferral election.

3.2   Dollar Limitation on Tax Deferred Contributions

      (a) Any provision of this Plan to the contrary notwithstanding, no Employer shall be permitted, during any calendar year, to make with respect to such calendar year, Tax Deferred Contributions on behalf of a Participant under the Plan (when combined with the Participant's elective deferrals under any other plans, contracts, or arrangements) that will exceed the limitation in affect for such year under Section 402(g)(1) of the Code, as adjusted in accordance with Section 402(g)(5) of the Code.

      (b) In the event any amount of Tax Deferred Contributions for a calendar year exceeds the limitation applicable under this Section 3.2 for such calendar year, such excess amount (hereafter described for purposes of this Section, as "Excess Deferrals"), as adjusted for any income or loss allocable thereto in accordance with regulations, shall to the extent possible be distributed to such Participant, as provided in subparagraphs (i), (ii), (iii) and (iv) below:

            (i) At a date not later than the March 1st of the calendar year immediately following the calendar year to which such Excess Deferrals are attributable, any Participant to whom this
                  Section 3.2 applies may notify, in writing, the Administrator by submitting a form as may be provided by the Administrator which shall specify the amount of the Participant's Excess Deferrals for the given calendar year and shall contain a certified statement by the Participant indicating that if such amount is not distributed, such Excess Deferrals will exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the Tax Deferred Contribution occurred.

                  Notwithstanding the foregoing and solely for the purpose of facilitating a distribution of Excess Deferrals as required by regulation, in the event a Participant has Excess Deferrals in a given year calculated by taking into account his Tax Deferred Contributions hereunder and his elective deferrals under any other plan, contract, or arrangement maintained by an Employer or Affiliate, the Participant will be deemed to have notified the Administrator in the manner provided in this subparagraph.

            (ii) At a date not later than the April 15 of the calendar year immediately following the calendar year to which such Excess Deferrals are attributable, the Plan may distribute to the Participant the amount of the Excess Deferrals allocated to the Plan as adjusted for any income or loss allocable to such excess. Any Excess Deferrals distributed pursuant to this subparagraph are to be included in the gross income of the Participant for the year to which such Excess Deferrals relate. Any income that is allocable to such Excess Deferrals (as determined in accordance with rules promulgated by the Secretary of the Treasury or his delegate) that is distributed pursuant to this subparagraph is to be included in the gross income of the Participant for the year in which such amount is distributed. In making a distribution as permitted under this Section, the Employer shall specifically designate the distribution as that consisting of Excess Deferrals within the meaning of Section 402(g)(1) of the Code. Any distribution of less than the entire amount of Excess Deferrals plus income or loss attributable to such deferral contributions shall be treated as a pro rata distribution of such excess deferral contributions and income/loss.

            (iii) To the extent provided by the Secretary of the Treasury or his delegate, such Excess Deferrals distributed pursuant to this subparagraph are to be taken into account for purposes of applying the actual deferral percentage test specified in
                  Section 3.3(b) (except if such excess is both prohibited under Section 401(a)(30) of the Code and is attributable to a non-Highly Compensated Employee), and for any other purpose of the Code which may be prescribed by the Secretary of the Treasury or his delegate. No corrective distribution under this Section shall be recognized for purposes of determining whether the minimum distribution requirements of Section 401(a)(9) of the Code are satisfied with respect to any Participant.

            (iv) Any distribution in accordance with this Section 3.2 shall be made without regard to any notice or consent otherwise required under Sections 411(a)(11) or 417 of the Code.

3.3 Actual Deferral Percentage Limitation on Tax Deferred Contributions (Plan Years beginning before January 1, 2001)

      (a) Any provision of Section 3.1(a) to the contrary notwithstanding and effective for Plan Years beginning before January 1, 2001, the Tax Deferred Contribution percentages under Section 3.1(a) shall be modified as provided in paragraph (d) if the requirements of paragraph (b) are not satisfied.

      (b) An actual deferral percentage shall be determined for each Covered Employee who is eligible to make Tax Deferred Contributions. Such percentage shall be equal to the total Tax Deferred Contribution (and, if elected by the Company, Employer Matching Contribution) made on the Covered Employee's behalf for the Plan Year divided by his Test Compensation in the Plan Year. With respect to Covered Employees who are eligible to make Tax Deferred Contributions but make no such contributions under this Plan, such actual deferral percentage shall be zero.

            Notwithstanding the foregoing, if for any Plan Year beginning before January 1, 1997, any eligible Highly Compensated Covered Employee is subject to the family aggregation rules of Section 414(q)(6) of the Code because he is either a five percent (5%) owner or one of the top 10 Highly Compensated Employees on the basis of Test Compensation, the actual deferral percentage of such Employee, as so aggregated for such year, shall be determined by combining the Tax Deferred Contributions and Test Compensation of all family members (as described in Section 1.15) eligible to participate in the Plan.

            The average of the actual deferral percentages for eligible Highly Compensated Covered Employees (High Average), when compared to the average of the actual deferral percentages for eligible non-Highly Compensated Covered Employees (Low Average), must meet one of the following requirements:

            (i) The High Average is no greater than the Low Average times one and one-quarter (1-1/4); or

            (ii) The excess of the High Average over the Low Average is not greater than two (2) percentage points and the High Average is no greater than the Low Average times two (2).

            The provisions of this paragraph (b) shall be deemed to include the provisions of Section 401(k)(3) of the Code and Section 1.401(k)-1(b) of the Income Tax Regulations which are hereby incorporated by reference.

      (c) If two or more plans which include cash or deferred arrangements are considered as one plan for purposes of Section 410(b) of the Code, such arrangements included in such plans shall be treated as one arrangement for purposes of this Section 3.3 If any Highly Compensated Covered Employee is a participant under two or more cash or deferred arrangements maintained by an Employer or Affiliate, all such arrangements shall be treated as one cash or deferred arrangements for purposes of determining the actual deferral percentage of such Covered Employee. For purposes of this section, actual deferral percentages shall be calculated to the nearest one-hundredth of one percent.

      (d) To the extent Tax Deferred Contributions (and Employer Matching Contributions, if applicable) made with respect to Highly Compensated Covered Employees cause the High Average to fail to meet paragraph (b) above, such Tax Deferred Contributions (individually determined pursuant to Section 3.4(a) and as adjusted for earnings or loss thereon in accordance with regulations promulgated by the Secretary of the Treasury or his delegate) shall return to the Employer solely for the purpose of enabling the Employer to withhold any federal, state, or local taxes due on such amounts. Thereafter, the Employer shall treat all remaining amounts in accordance with the provisions of Sections 3.4(b) below. The Administrator may also, at any time, authorize a suspension or reduction of Tax Deferred Contributions made pursuant to Section 3.1 hereof in accordance with rules promulgated by the Administrator. These rules may include administrative provisions authorizing the suspension or reduction of Tax Deferred Contributions above a specified dollar amount or percentage of Compensation.

      (e) The extent to which Tax Deferred Contributions cause the High Average to fail to meet paragraph (b) above shall be determined by the Administrator in a reasonable and consistent manner. The Administrator shall not be liable to any Participant (or his beneficiary, if applicable) for any losses caused by inaccurately estimating the amount of any Participant's Tax Deferred Contributions in excess of the limitations established in Sections 3.2(a) and 3.3(b) and the earnings or losses attributable to such Tax Deferred Contributions.

      (f) In the event the Administrator determines that an amount to be deferred pursuant to the election provided in Section 3.1 would cause an Employer's contributions under this and/or any other tax-qualified retirement plan maintained by an Employer or Affiliate to exceed the applicable deduction limitations contained in Section 404 of the Code, or to exceed the maximum annual addition determined in accordance with
            Section 11.11, the Administrator may treat such amount in accordance with the rules in paragraph (d) above.

3.4 Treatment of Tax Deferred Contributions in Excess of Actual Deferral Percentage Limitation (Plan Years beginning before January 1, 2001)

      (a) If the actual deferral percentage limitation of Section 3.3(b) is not satisfied with respect to any given Plan Year beginning before January 1, 1997, the amount of Tax Deferred Contributions that are in excess of such limitation and are attributable to a Highly Compensated Covered Employee shall be determined as follows:

            (i) the actual deferral percentage of the Highly Compensated Covered Employee with the highest actual deferral percentage is reduced to the extent necessary to:

                  (A) cause such Employee's actual deferral percentage to equal that of the Highly Compensated Covered Employee with the next highest actual deferral percentage; or

                  (B) enable the Plan to satisfy the actual deferral percentage limitation, if such reduction is less than that required by (A) above.

            (ii) The process described in (i) above shall be repeated until the Plan satisfies the actual deferral percentage limitation.

            (iii) Notwithstanding the foregoing, the determination of excess Tax
                  Deferred Contributions with respect to a given Highly Compensated Covered Employee whose actual deferral percentage is determined under the family aggregation rules described in
                  Section 3.3(b) hereof shall be accomplished by reducing the actual deferral percentage as required by the foregoing provisions of this paragraph (a) and by allocating the excess Tax Deferred Contributions derived thereby for the family group among the family members in proportion to the Tax Deferred Contributions of each family member that is combined to determine the actual deferral percentage for the family group.

      (b) If the actual deferral percentage limitation of Section 3.3(b) is not satisfied with respect to any given Plan Year beginning on or after January 1, 1997 and before January 1, 2001, the amount of Tax Deferred Contributions that are in excess of such limitation and are attributable to a Highly Compensated Covered Employee shall be determined by first computing the total dollar amount of Tax Deferred Contributions which must be reduced to satisfy the limitation and by allocating these amounts, in accordance with guidance promulgated by the Secretary of the Treasury or his delegate, to the Highly Compensated Covered Employees on behalf of whom the largest amounts of Tax Deferred Contributions have been made to the Plan for the given Plan Year.

      (c) Those Tax Deferred Contributions attributable to a Highly Compensated Covered Employee that are deemed in excess of the actual deferral percentage limitation for any given Plan Year shall be distributed (along with any earnings or losses attributable thereto in accordance with regulations) no later than the last day of the Plan Year following the Plan Year to which such excess Tax Deferred Contributions relate. Any excess Tax Deferred Contribution that is in an amount greater than the de minimis amount prescribed by the Secretary of the Treasury or his delegate (and any income or loss attributable to such excess Tax Deferred Contribution) that is distributed pursuant to this paragraph by two and one-half (2-1/2) months following the Plan Year to which such excess amount relates shall be includible in the affected Covered Employee's gross income on the earliest date on which any Tax Deferred Contribution made on behalf of such Covered Employee during such Plan Year would have been received had the Employee declined to make the deferral election specified in Section 3.1(a) hereof. Any excess Tax Deferred Contributions (and any income or loss attributable thereto) so distributed more than two and one-half (2-1/2) months following the Plan Year to which such excess amounts relate and any de minimis excess Tax Deferred Contributions (and any income or loss attributable thereto) distributed prior to such date shall be includible in the affected Covered Employee's gross income in the year in which such amounts are distributed.

      (d) In making a distribution under this section, the Administrator shall specifically designate such distribution as a distribution consisting of Tax Deferred Contributions (and income or loss) in excess of that permitted by the actual deferral percentage limitation. Any distribution of less than the entire amount of excess Tax Deferred Contributions and income or loss attributable thereto (as such entire amount is determined after application of paragraph (a) or paragraph (b) of this Section 3.4, whichever applicable, and after application of Section 3.5, if applicable) shall be treated as a pro rata distribution of such excess contribution and income/loss.

      (e) Except as otherwise provided by the Secretary of the Treasury or his delegate, any Tax Deferred Contribution in excess of the actual deferral percentage limitation shall be taken into account for purposes of determining the Participant's annual additions limitation as provided in Section 11.11 herein, and shall be taken into account for purposes of Section 404 of the Code, notwithstanding the correction of such excess amounts by distribution. No corrective distribution under this section shall be recognized for purposes of determining whether the minimum distribution requirements of Section 401(a)(9) of the Code are satisfied with respect to any Participant.

      (f) Any distribution in accordance with this section shall be made without regard to any notice or consent otherwise required under Sections 411(a)(11) or 417 of the Code.

3.5 Coordination of Distributions of Excess Tax Deferred Contributions (Plan Years beginning before January 1, 2001)

      In the event that a portion of the Tax Deferred Contributions made with respect to a Highly Compensated Covered Employee for any given Plan Year beginning before January 1, 2001 exceed the applicable limitations of both
      Section 3.2(a) and Section 3.3(b), such excess amounts subject to both limitations shall be coordinated as follows:

      (a) to the extent permitted, such excess amounts shall be distributed pursuant to Section 3.2(b) hereof; and

      (b) to the extent that any such excess amounts remain after application of paragraph (a) such excess amounts shall be distributed pursuant to Section 3.4(c) hereof.

3.6   Employer Matching Contributions

      Effective with respect to each given pay period beginning on and after January 1, 1997 and prior to December 14, 2000, the Employer shall contribute an amount to the Trust Fund equal to fifty percent (50%) of the Tax Deferred Contributions made with respect to each Participant during such payroll period which are not in excess of six percent (6%) of the Participant's Compensation during such payroll period. Such contributions shall be designated as Employer Matching Contributions. Employer Matching Contributions shall be credited to Participants' Employer Accounts as of the date they are received by the Trustee or otherwise deposited in the Trust Fund.

3.7 Actual Contribution Percentage Limitation on Employer Matching Contributions (Plan Years beginning before January 1, 2001)

      (a) Effective with respect to each Plan Year beginning before January 1, 2001, an actual contribution percentage shall be determined for each Covered Employee who is eligible to become a Participant. Such percentage shall be equal to his Employer Matching Contributions for the Plan Year, divided by his Test Compensation in the Plan Year. With respect to Covered Employees who are eligible to participate in the Plan but have no Tax Deferred Contributions made to the Plan on their behalf and therefore do not have any Employer Matching Contributions made to the Plan on their behalf under Section 3.6, such actual contribution percentage shall be zero.

            Notwithstanding the foregoing, if for any Plan Year beginning before January 1, 1997, an eligible Highly Compensated Covered Employee is subject to the family aggregation rules of Section 414(q)(6) of the Code because he is either a five percent (5%) owner or one of the top 10 Highly Compensated Employees on the basis of Test Compensation, the actual contribution percentage of such Employee, as so aggregated for such year, shall be determined by combining the Employer Matching Contributions and Test Compensation of all family members (as described in Section 1.15) eligible to participate in the Plan.

      (b) The average of the actual contribution percentages for eligible Highly Compensated Covered Employees (High Average), when compared to the average of the actual contribution percentages for eligible non-Highly Compensated Covered Employees (Low Average) must meet one of the following requirements:

            (i) the High Average is no greater than the Low Average times one and one-quarter (1-1/4); or

            (ii) the excess of the High Average over the Low Average is not greater than two (2) percentage points and the High Average is no greater than the Low Average times two (2).

            The provisions of this paragraph (b) shall be deemed to include the provisions of Section 401(m)(2) of the Code and Section 1.401(m)-1(b) of the Income Tax Regulations which are hereby incorporated by reference.

      (c) If two or more plans to which Employer Matching Contributions are made are treated as one plan for purposes of Section 410(b) of the Code, such plans shall be treated as one plan for purposes of this
            Section 3.7. If any Highly Compensated Covered Employee is a participant in two or more plans of an Employer or Affiliate to which such contributions are made, all such contributions shall be aggregated for purposes of this section. For purposes of this section, actual contribution percentages shall be calculated to the nearest one-hundredth of one percent.

      (d) To the extent Employer Matching Contributions cause the High Average to fail to meet paragraph (b) above, the Administrator may include such amount of Tax Deferred Contributions (if not used to satisfy the requirements of Section 3.3(b)) as may be necessary to satisfy the requirements of paragraph (b).

      (e) The extent to which Employer Matching Contributions cause the High Average to fail to meet paragraph (b) above shall be determined by the Administrator in a reasonable and consistent manner. The Administrator shall not be liable to any Participant (or his beneficiary, if applicable) for any losses caused by inaccurately estimating the amount of any Employer Matching Contributions made on behalf of any Participant in excess of the limitation established in paragraph (b) above and the earnings or losses attributable to such Employer Matching Contributions.

3.8 Treatment of Employer Matching Contributions in Excess of Actual Contribution Percentage Limitation (Plan Years beginning before January 1,
      2001)

      (a) If the actual contribution percentage limitation of Section 3.7(b) is not satisfied with respect to any given Plan Year beginning before January 1, 1997, the amount of Employer Matching Contributions (as such term includes any Tax Deferred Contribution that may be treated as an Employer Matching Contribution for purposes of Section 3.7(b) hereof) that are in excess of such limitation and are attributable to a Highly Compensated Covered Employee shall be determined as follows:

            (i) the actual contribution percentage of the Highly Compensated Covered Employee with the highest actual contribution percentage is reduced to the extent necessary to:

                  (A) cause such Employee's actual contribution percentage to equal that of the Highly Compensated Covered Employee with the next highest actual contribution percentage; or

                  (B) enable the Plan to satisfy the actual contribution percentage limitation, if such reduction is less than that required by (A) above.

            (ii) The process described in (i) above shall be repeated until the Plan satisfies the actual contribution percentage limitation.

            (iii) Notwithstanding the foregoing, the determination of excess
                  Employer Matching Contributions with respect to a given Highly Compensated Covered Employee whose actual contribution percentage is determined under the family aggregation rules described in Section 3.7(a) hereof shall be accomplished by reducing the actual contribution percentage as required by the foregoing provisions of this paragraph (a) and by allocating the excess Employer Matching Contributions derived thereby for the family group among the family members in proportion to the Employer Matching Contributions made on behalf of each family member that is combined to determine the actual contribution percentage of the family group.

      (b) If the actual contribution percentage limitation of Section 3.7(b) is not satisfied with respect to any given Plan Year beginning on or after January 1, 1997 and before January 1, 2001, the amount of Employer Matching Contributions (as such term includes any Tax Deferred Contribution that may be treated as an Employer Matching Contribution for purposes of Section 3.7(b) hereof) that are in excess of such limitation and are attributable to a Highly Compensated Covered Employee shall be determined by first computing the total dollar amount of Employer Matching Contributions which must be reduced to satisfy the limitation and by allocating these amounts, in accordance with guidance promulgated by the Secretary of the Treasury or his delegate, to the Highly Compensated Covered Employees on behalf of whom the largest amounts of Employer Matching Contributions have been made to the Plan for the given Plan Year.

      (c) Any Employer Matching Contributions attributable to a Highly Compensated Covered Employee that are deemed in excess of the actual contribution percentage limitation for a given Plan Year (through application of paragraph (a) or paragraph (b) above, whichever applicable) shall be distributed (along with any earnings or losses attributable thereto in accordance with regulations) no later than the last day of the Plan Year following the Plan Year to which such excess Employer Matching Contributions relate. Any such excess Employer Matching Contribution that is in an amount greater than the de minimis amount prescribed by the Secretary of the Treasury or his delegate (and any income or loss attributable to such excess Employer Matching Contribution) that is distributed pursuant to this paragraph by two and one-half (2-1/2) months following the Plan Year to which such excess amounts relate shall be includible in the affected Covered Employee's gross income for his taxable year ending with or within the Plan Year for which the excess Employer Matching Contributions were made. Any excess Employer Matching Contributions (and any income or loss attributable thereto) so distributed more than two-and one-half (2-1/2) months following the Plan Year to which such excess amounts relate and any de minimis excess Employer Matching Contributions (and any income or loss attributable thereto) distributed prior to such date shall be includible in the affected Covered Employee's gross income in the taxable year in which such amounts are distributed.

      (d) In making a distribution under paragraph (c), the Administrator shall specifically designate such distribution as a distribution consisting of Employer Matching Contributions in excess of that permitted by the actual contribution percentage limitation, along with any income or loss attributable thereto. Any distribution of less than the entire amount of excess Employer Matching Contributions shall be treated as a pro rata distribution of such excess contribution and income/loss.

      (e) Except as otherwise provided by the Secretary of the Treasury or his delegate, any Employer Matching Contribution in excess of the actual contribution percentage limitation shall be taken into account for purposes of determining the Participant's annual additions limitation, as provided in Section 11.11 herein, and shall be taken into account for purposes of Section 404 of the Code, notwithstanding the correction of such excess amount by a distribution under this section. No corrective distribution under this section shall be recognized for purposes of determining whether the minimum distribution requirements of Section 401(a)(9) of the Code are satisfied with respect to any Participant.

      (f) Any distribution in accordance with this section shall be made without regard to any notice or consent otherwise required under Sections 411(a)(11) or 417 of the Code.

3.9 Combined Alternative Limitation on Tax Deferred Contributions and Employer Matching Contributions (Plan Years beginning before January 1, 2001)

      Any provisions of this Article Three to the contrary notwithstanding, if, for any Plan Year beginning before January 1, 2001, both the High Average specified in Section 3.3(b) (relating to actual deferral percentages) and the High Average specified in Section 3.7(b) (relating to actual contribution percentages) exceed the Low Average specified in such sections by more than twenty-five percent (25%), the Administrator shall apply the aggregate alternative limitation in accordance with Section 1.401(m)-2 of the Income Tax Regulations, the provisions of which are incorporated herein by reference. In the event such combined alternative limitation is not satisfied for any given Plan Year, the Company shall direct the Administrator to reduce the High Average of Section 3.3(b) and/or the High Average of Section 3.7(b) as permitted by Sections 3.4,
      3.5 and 3.8 hereof to the extent necessary to satisfy the combined alternative limitation.

      For purposes of this Section 3.9, the High Average specified in Sections 3.3(b) and 3.7(b) shall be determined after taking into account all corrective measures permitted under Sections 3.2, 3.4 and 3.8.

3.10  Safe Harbor Matching Contributions

      (a) Effective with respect to each given pay period beginning on and after December 14, 2000, the Employer shall contribute an amount to the Trust Fund equal to the sum of those amounts individually determined with respect to each Participant, as follows:

            (i) One hundred percent (100%) of the Tax Deferred Contributions made with respect to the Participant during such pay period which do not exceed three percent (3%) of the Participant's Compensation during such pay period; and

            (ii) Fifty percent (50%) of the Tax Deferred Contributions made with respect to the Participant during such pay period which exceed three percent (3%), but do not exceed five percent (5%), of the Participant's Compensation during such pay period.

            Such contributions shall be designated as Safe Harbor Matching Contributions and shall be 100% vested and nonforfeitable when made. The Employer shall make Safe Harbor Matching Contributions as soon as practicable following the end of the pay period to which they relate and such contributions shall be credited to Participants' Safe Harbor Matching Accounts as of the date they are received by the Trustee or otherwise deposited in the Trust Fund.

      (b)   Effective with respect to each Plan Year in which the provisions of
            Section 3.10(a) are applicable, the Administrator shall provide Notice during the "Safe Harbor Notice Period" (as hereinafter defined) to each Covered Employee who is eligible to participate in the Plan during such Plan Year. Such Notice shall describe the following:

            (i) The formula used to determine the Safe Harbor Matching Contribution to be made on behalf of such Employee for such Plan Year;

            (ii) Any requirements that such Employee must satisfy to become entitled to receive such contributions;

            (iii) The type and amount of Compensation that may be deferred under the Plan as Tax Deferred Contributions;

            (iv) The procedures for making or changing an election to make Tax Deferred Contributions; and

            (v) The withdrawal and vesting provisions applicable to contributions under the Plan.

            For purposes hereof, the "Safe Harbor Notice Period" shall mean a period beginning 90 days before the first day of the applicable Plan Year and ending 30 days before the first day of the applicable Plan Year; provided, however, with respect to a Covered Employee who becomes eligible to participate in the Plan during a given Plan Year in which the provisions of Section 3.10(a) are applicable, the "Safe Harbor Notice Period" shall begin 90 days before the day such Employee may first participate in the Plan and shall end on the day such Employee may first participate in the Plan.

      (c) For Plan Years beginning on and after January 1, 2001 in which the Safe Harbor Matching Contribution of Section 3.10(a) is made and the Notice requirement of Section 3.10(b) is satisfied, the Employer elects to treat the Plan as automatically satisfying the nondiscrimination in amount of employer contribution requirements of
            Section 401(a)(4) of the Code. Notwithstanding any provision of this
            Section 3.10 to the contrary, the Employer may suspend future Safe Harbor Matching Contributions at any time provided that the procedures for implementing such suspension are consistent with guidance promulgated by the Internal Revenue Service and, provided further, that for any Plan Year in which such suspension occurs, the provisions of Section 3.3, 3.4, 3.5, 3.7, 3.8 and 3.9 shall again become applicable to the extent then required by law.

3.11  Source of Employer Contributions

      (a) The Employer shall make all contributions to the Plan without regard to current or accumulated net profits. Notwithstanding the foregoing, for purposes of Sections 401(a)(27) and 401(k) of the Code, the Plan shall continue to be considered a profit sharing plan. All Employer contributions shall be made in cash.

      (b) Any provision of the Plan to the contrary notwithstanding, the total Employer contribution made with respect to any Plan Year, when added to any other contributions made by the Employer to a plan qualified under Section 401(a) of the Code, shall not exceed such amount which is deductible for such Plan Year pursuant to Sections 404(a)(3) or 404(a)(7) of the Code. In any event, all contributions for a Plan Year shall be paid within the regular or extended time for filing the Employer's federal income tax return for the fiscal year which includes the Plan Year end.

3.12  Investment of Employer Contributions

      The Employer contributions made on behalf of a Participant shall be invested by the Trustee in accordance with the Participant's election under Sections 5.3(a) and 5.4(a).

3.13  Recovery of Contributions

      Except as provided in this Section 3.13, the assets of the Plan shall never inure to the benefit of an Employer or Affiliate and shall be held for the exclusive purpose of providing benefits under the Plan and defraying reasonable expenses of the Plan. However, no provision of this Plan shall:

      (a) Prohibit the return of a contribution to an Employer or a Participant within one year after payment if such contribution was made by a mistake of fact;

      (b) Prohibit the return of a contribution which was conditioned upon its deductibility under Section 404 of the Code (to the extent disallowed as a deduction);

      provided, however, in the case of the return of a contribution which was made as a result of a mistake of fact, the amount which shall be returned is the excess of the amount contributed over the amount which would have been contributed had the mistake of fact not occurred. Further, in the case of the return of a contribution which was conditioned upon deductibility, and in the case of a contribution made as the result of a mistake of fact, earnings attributable to the excess contribution may not be returned, but losses attributable thereto must reduce the amount to be returned. Further, in both such cases, if the withdrawal of the amount attributable to the mistaken or non-deductible contribution would cause the balance of the account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken or non-deductible amount not been contributed, then the amount to be returned to the Employer will be limited so as to avoid such reduction.

3.14  Other Provisions Relating to Employer Contributions

      (a)   A Participant may as of any time:

            (i)   suspend the Tax Deferred Contributions made on his behalf; or

            (ii) increase or decrease the rate of Tax Deferred Contributions made on his behalf or have such contributions resumed after a period of suspension.

            Such suspension or change in rate shall be effective as of the first day of the pay period next following the date the Participant delivers Notice of the same to the Administrator, provided such Notice is delivered to the Administrator in such time as to allow the Administrator a reasonable period within which to act on the election contained therein.

            During any period of suspension, regardless of the length of its duration, the Participant's Account shall be maintained in accordance with the procedure set forth in Article Five.

      (b) In the event Employer Matching Contributions or Safe Harbor Matching Contributions have been made with respect to Tax Deferred Contributions that are subsequently determined to fail to meet the annual dollar limitation specified in Section 3.2(a) (and if such Excess Deferrals are distributed pursuant to Section 3.2(b)) or the actual deferral percentage limitation of Section 3.3(b) (and if such excess Tax Deferred Contributions are distributed pursuant to Section 3.4), such Employer Matching Contributions or Safe Harbor Matching Contributions (and any income or loss attributable thereto determined in accordance with regulations) shall be forfeited and applied to reduce future Employer Matching Contributions or Safe Harbor Matching Contributions.

                                  ARTICLE FOUR

                             ROLLOVER CONTRIBUTIONS

4.1   Rollover Contributions

      (a) Under such rules and procedures as the Administrator may establish, any Covered Employee may make a cash contribution to this Plan of all or a portion of the amount received by the Covered Employee in the form of a lump sum distribution from a qualified trust within the meaning of Section 402(c)(8) of the Code or from a rollover account described in Section 408(d)(3) of the Code, or may make a direct rollover of all or a portion of an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code. Such rollover contribution shall be allocated to a Rollover Account established on behalf of the Covered Employee. For purposes of this
            Section 4.1, the entire amount of cash to be accepted by this Plan as a rollover contribution must constitute all or a portion of an eligible rollover distribution (as defined in Section 6.4). Such contribution must not include after-tax amounts contributed by the Employee or regular IRA contributions and, with respect to rollovers of distributions from a qualified trust or rollover account, must be received by the Trustee on or before the 60th day after the day on which the Employee received the distribution. A rollover contribution may include funds which were contributed on the Participant's behalf under an arrangement described in Code Section 401(k). Before accepting any rollover contributions from a Covered Employee, the Administrator shall determine to its satisfaction that such contribution does not contain amounts from sources other than those provided in this Section 4.1.

      (b) In the event the Administrator has reasonably concluded that an amount may be accepted by the Plan as a rollover contribution under
            Section 4.1(a) but later determines that all or a portion of such amount is not an eligible rollover distribution (as defined in Section 6.4) from a qualified trust within the meaning of Section 402(c)(8) of the Code or from a rollover account described in
            Section 408(d)(3) of the Code, the Administrator shall cause such ineligible amount and related investment earnings to be distributed to the Covered Employee (or, if applicable, beneficiary) as soon as administratively feasible.

4.2   Vesting of Rollover Contributions

      Amounts contributed under Section 4.1 hereof shall at all times be 100% vested.

                                  ARTICLE FIVE

                   PARTICIPANT ACCOUNTS AND VALUATION OF FUNDS

5.1   Establishment of Participant Accounts

      (a) There shall be established and maintained for each Participant a Total Account consisting of the following accounts:

            (i)   a Tax Deferred Account;

            (ii)  an Employer Account; and

            (iii) for periods on and after January 1, 2001, a Safe Harbor
                  Matching Account.

            Under the circumstances described in Article Four, a Participant may also have a Rollover Account maintained on his behalf.

      (b) Within each of the accounts listed in Section 5.1(a), separate records shall be kept of the portion, if any, of each account invested in each investment fund or vehicle then offered under the Plan.

5.2   Procedure as of Each Valuation Date

      As of each Valuation Date, each Participant's balance in his various accounts shall be adjusted in accordance with the valuation procedure adopted by the Administrator.

5.3   Investment Elections

      (a) When a Covered Employee submits his application to become a Participant, he shall give Notice regarding the investment of Tax Deferred Contributions and any Employer Matching Contributions or Safe Harbor Matching Contributions made on his behalf under the Plan. The Notice shall specify, in 1% increments from 0% to 100%:

            (i) the percentage of all future Tax Deferred Contributions to be invested in each investment option which is then made available for the investment of Tax Deferred Contributions; and

            (ii) the percentage of all future Employer Matching Contributions or, with respect to pay periods beginning on and after December 14, 2000, Safe Harbor Matching Contributions, to be invested in each investment option which is then made available for the investment of Employer Matching Contributions or, with respect to pay periods beginning on and after December 14, 2000, Safe Harbor Matching Contributions.

            A Participant may change the investment elections made under this
            Section 5.3(a) at any time by giving Notice to the Administrator or its designee within such time and in accordance with such means as are designated by the Administrator and communicated to Participants and Covered Employees. Such Notice of change shall be subject to the procedural specifications set forth above (and, if applicable, subject to the limitations set forth in Section 5.4) and, except as may otherwise be provided in the Trust Agreement, shall be effective with respect to contributions received by the Trustee (or otherwise deposited into the Trust Fund) as of the Valuation Date on which the Notice is received or as of the next following Valuation Date, in accordance with procedures established by the Administrator, and communicated to Participants and Covered Employees.

            A Covered Employee making a rollover contribution shall give Notice regarding the investment of such contribution. Such Notice shall be delivered on or prior to the date the rollover contribution is effective and shall specify, in 1% increments from 0% to 100%, the percentage of the rollover contribution to be invested in each investment option which is then made available for the investment of rollover contributions.

      (b) Each Participant and beneficiary shall have the opportunity to change the manner in which the Total Account maintained on his behalf under the Plan is invested. Such opportunity shall be exercised by giving Notice to the Administrator or its designee within such time and in accordance with such means as are designated by the Administrator and communicated to Participants, Covered Employees and affected beneficiaries. Subject to any minimum dollar limitation which may be established by the Administrator from time-to-time, such Notice shall specify, in a whole dollar amount or in 1% increments from 0% to 100%, the dollar amount, or percentage, of the Total Account maintained on behalf of the Participant or beneficiary which is to be invested in each investment option then made available. Except as may otherwise be set forth in the Trust Agreement, such Notice shall be effective as of the Valuation Date on which the Notice is received by the Trustee or as of the next following Valuation Date, in accordance with procedures established by the Administrator and communicated to Participants, Covered Employees and affected beneficiaries. Notwithstanding any provision of this paragraph (b) to the contrary, (i) the election under this
            Section 5.3(b) shall be subject to any contractual limitations imposed on the direct transfer of assets between given investment funds, (ii) in no event shall any portion of the Total Account maintained on behalf of a Participant or beneficiary in the Erie Family Life Group Annuity Fund be transferred to any other investment fund and (iii) in no event shall any portion of the Total Account maintained on behalf of a Participant be transferred to the Erie Indemnity Stock Fund.

      (c)   Any investment elections or changes in elections under this Section
            5.3 may be limited or delayed by the Administrator or Trustee, if, in the judgment of such party, giving immediate effect to such elections would adversely affect the Total Account balances of a significant number of Participants.

      (d) In the event a Participant's or beneficiary's investment election is incomplete, the Participant or beneficiary will be assumed to have chosen to invest in such default fund as is set forth in the Trust Agreement.

      (e)   Any investment election under the foregoing provisions of this
            Section 5.3 shall remain in effect until changed by another election under this Section.

      (f) Each Participant, Covered Employee and beneficiary is solely responsible for the selection of his investment option. The Trustee, the Administrator, the Employer, and the directors, officers, supervisors and other employees of the Employer are not empowered to advise a Participant, Covered Employee or beneficiary as to the manner in which any portion of his Total Account shall be invested. The fact that an investment option is available under the Plan shall not be construed as a recommendation for investment in that investment option.

5.4   Erie Indemnity Stock Fund

      The provisions of this Section shall become applicable to the extent to which Participants' and beneficiaries' Employer Accounts and/or Safe Harbor Matching Accounts under the Plan are invested in the Erie Indemnity Stock Fund.

      (a) Effective for pay periods beginning on and after May 8, 1997, the Administrator shall make available under the Plan an investment fund which shall consist exclusively of Erie Indemnity Stock; provided, however, that in the discretion of the Trustee, within guidelines set by the Administrator, a portion of such fund may be held in short-term interest-bearing investments or cash pending purchase of Erie Indemnity Stock and to provide sufficient liquidity for exchanges out of the fund, withdrawals and loans. Such investment fund shall be referred to as the "Erie Indemnity Stock Fund". Except as otherwise provided in this Section 5.5, a Participant shall be permitted to invest all or a portion of the Employer Matching Contributions or, with respect to pay periods beginning on and after December 14, 2000, the Safe Harbor Matching Contributions, made on his behalf in the Erie Indemnity Stock Fund in accordance with the provisions of Section 5.3. A Participant shall not be permitted to invest any portion of the Tax Deferred Contributions made on his behalf in the Erie Indemnity Stock Fund nor shall any Participant or Covered Employee be permitted to invest any portion of a rollover contribution in the Erie Indemnity Stock Fund. No Participant, Covered Employee or beneficiary may transfer any portion of the Total Account maintained on his behalf to the Erie Indemnity Stock Fund. For purposes of implementing Participant investment elections under Section 5.3, or a Participant's or beneficiary's distribution election under Section 6.3, the Trustee may, in its discretion, purchase or sell Erie Indemnity Stock on the open market or by privately-negotiated transaction; provided however, that any such purchase or sale shall be made only in exchange for fair market value as determined by the Trustee and, provided further that, no commission shall be charged to or paid by the Plan with respect to any purchase or sale of Erie Indemnity Stock between the Plan and a party in interest (as defined in Section 3(14) of ERISA). Any distributions, dividends or other income received by the Trustee with respect to the Erie Indemnity Stock Fund shall be reinvested by the Trustee in the Erie Indemnity Stock Fund.

      (b) The restrictions contained in this paragraph (b) shall apply to that portion of the Employer Accounts and/or Safe Harbor Matching Accounts maintained on behalf of Participants or beneficiaries which are invested in the Erie Indemnity Stock Fund and, if and to the extent necessary, any election made by a Participant or beneficiary under the Plan shall be deemed modified to be consistent with this paragraph (b).

            (i) Notwithstanding the provisions of Section 5.3, and Articles Seven and Fourteen:

                  (A) No Participant or beneficiary shall, on the basis of material nonpublic information with respect to the Company or its affiliates, make an election permitted by that Section or those Articles if (1) such election would result in an exchange into or out of, loans from, withdrawals from, or an increase or decrease in the amount of contributions to the Erie Indemnity Stock Fund, and (2) the transaction resulting from such election is prohibited by Rule 10b-5.

                  (B) No officer shall make an election permitted by that Section or those Articles if such election would result in a transaction involving the Erie Indemnity Stock Fund which is not an exempt transaction pursuant to Rule 16b-3.

            For purposes of this paragraph (b), the terms "Rule 10b-5" and Rule 16b-3" shall mean the rules, as amended, having those designations promulgated by the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the terms "affiliate" and "officer" shall have the meanings set forth in Rule 12b-2 and Rule 16a-1(f), respectively, both as so promulgated and amended.

                                   ARTICLE SIX

                             VESTING & DISTRIBUTIONS

6.1   Vesting

      A Participant shall be fully vested in all contributions made and investment earnings credited under the provisions of the Plan.

6.2   Distributions Upon Retirement or Other Termination of Employment

      (a) Subject to the provisions of (b) below, in the event of the termination of a Participant's employment with the Company and Affiliates for any reason, the Participant (or, if deceased, his designated beneficiary) shall receive the vested Total Account maintained on behalf of the Participant in accordance with Section
            6.3 if, as of the date of determination, the balance of such vested Total Account is not in excess of $3,500.00. The Administrator or its designee shall make such determination on a periodic basis, not less frequent than annually. If, as of such date of determination, the vested Total Account maintained on behalf of a Participant exceeds $3,500.00, the Participant may elect, in such manner as provided by the Administrator, to either take or commence an immediate distribution of such vested Total Account (with Spousal Consent) in a form permitted under Section 6.3, or to defer receipt of the same until a later date, but not beyond the end of the calendar year in which he attains age 70-1/2. Such election by a Participant must be made in writing to the Administrator on a form or forms designated for such purpose. The failure of any terminating Participant to make an election with respect to a vested Total Account in excess of the $3,500 threshold shall be deemed an election by the Participant to defer receipt of such vested Total Account. A Participant who elects (or is deemed to have elected) to defer receipt of his vested Total Account may request a distribution of his vested Total Account in a form permitted under Section 6.3 at a subsequent date, subject to Spousal Consent. Pending distribution of his Total Account, such Participant shall be permitted to change the manner in which such Total Account is invested in accordance with Section 5.3(b).

      (b) The Administrator or its designee shall notify a Participant or beneficiary of his election right under Section 6.2(a) and, in the case of a Participant who may defer payment of the vested portion of his Total Account in accordance with Section 6.2(a), of his right to defer payment. Such notification shall be provided to the Participant or beneficiary not less than 30 days and not more than 90 days before payment is made; provided however, that a Participant or beneficiary may affirmatively elect to be paid the vested Total Account being maintained on his behalf (such election to include Spousal Consent, in the case of a Participant) within 30 days after the Participant or beneficiary received the notice described in this
            Section 6.2(b).

      (c) A Participant who returns to employment with the Employer on a full or part-time basis prior to distribution of his vested Total Account under paragraph (a) shall be deemed to have cancelled his distribution election as of his date of reemployment.

      (d) All payments made pursuant to this Section 6.2 shall be based on the Participant's vested Total Account balance on the Valuation Date as of which payment is made.

6.3   Payment of Amounts Distributed

      (a) For periods before January 1, 2001 and except as otherwise provided in Section 6.3(c), all Plan distributions shall be paid in the form of a lump sum. Effective on and after January 1, 2001, distributions to a Participant or beneficiary may be paid in the form of:

            (i)   a lump sum;

            (ii) monthly, quarterly or annual installments that will provide a fixed amount per pay period; or

            (iii) monthly, quarterly or annual installments that will provide substantially equal payments over a fixed period that is not in excess of the lesser of fifteen (15) years or the recipient's life expectancy, as determined by the Administrator as of the date the payments begin.

            A Participant or beneficiary who has elected payment in an installment form under Section 6.3(a)(ii) or (iii) may elect, at some future date, to have the balance of the vested Total Account maintained on his behalf paid in the form of a lump sum. Except as provided in the preceding sentence, a Participant or beneficiary may not change his elected form of distribution following the date Plan payments begin. A Participant who returns to employment with the Employer on a full or part-time basis following commencement of an installment form of distribution shall be deemed to have cancelled his distribution election as of his date of reemployment. In no event may distributions from the Plan be made in the form of an annuity.

      (b) The distributee shall elect to have that portion of his Employer Account and Safe Harbor Matching Account which is invested in the Erie Indemnity Stock Fund paid either (i) in whole units of Erie Indemnity Stock (with fractional units being distributed in cash) or
            (ii) in cash. The election of a Participant or beneficiary under this Section 6.3(b) shall be made in connection with the Participant's or beneficiary's distribution election(s) under
            Section 6.2. In the event distribution is made in the absence of a Participant's or beneficiary's distribution election, that portion of an Employer Account and Safe Harbor Matching Account which is invested in the Erie Indemnity Stock Fund at the time of distribution shall be paid in cash.

      (c) Distribution to a Participant must commence no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2. Notwithstanding the foregoing, effective January 1, 1999 with respect to any employed Participant who attains age 70-1/2 during or after the 1999 calendar year, distribution must commence no later than the April 1st of the calendar year following the calendar year in which the Participant retires; provided, however, that if the Participant is a five percent owner (for purposes of Section 416 of the Code) during the calendar year in which he attains age 70-1/2 or in a later calendar year, distribution must commence to the Participant no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant becomes a five percent owner, whichever date is later. For periods before January 1, 2001, a Participant who is required to commence payments under this Section 6.3(c), and who continues to work on either a full or part-time basis, may elect to receive his Total Account in the form of 10 annual installments instead of a lump sum distribution. In all cases, for purposes of calculating the amount of a required minimum distribution, life expectancy will be determined without regard to the permissive recalculation rule of
            Section 401(a)(9)(D) of the Code.

            Notwithstanding the foregoing, unless the Participant elects otherwise, distribution of benefits under Section 6.2 will begin no later than the 60th day after the latest of the close of the Plan Year in which:

            (i)   the Participant attains age 65,

            (ii) occurs the fifth anniversary of the Plan Year in which the Participant commenced participation in the Plan, or

            (iii) the Participant terminated employment with the Company and
                  Affiliates.

      (d) In the event the Participant dies after distribution of his interest has begun, but prior to distribution of his entire interest, the remaining portion of such interest shall be distributed in a method which is at least as rapid as the method being used at the date of the Participant's death. In the event the Participant dies prior to commencement of the distribution of his interest, the entire interest attributable to such Participant shall be distributed within five years after the date of his death, unless such interest is payable to a designated beneficiary (as defined in Code Section 401(a)(9)), commences no later than the December 31 of the calendar year following the calendar year of the Participant's death and is payable over a period which does not exceed the life expectancy of such designated beneficiary, as determined by the Administrator as of the date payments begin.

            Notwithstanding the foregoing, if the designated beneficiary of the Participant is the Participant's surviving spouse, the date distributions are required to begin shall be no earlier than the date that the Participant would have attained age 70-1/2 and, if the spouse dies before payments begin, subsequent distribution shall be made as if the spouse had been the Participant.

      (e) Any provision of the Plan to the contrary notwithstanding, all distributions shall be determined and made in accordance with the provisions of Section 401(a)(9) of the Code and the regulations promulgated thereunder including 1.401(a)(9)-2. Such provisions shall override any distribution provision of the Plan that is inconsistent with Code Section 401(a)(9).

6.4   Direct Rollovers

      (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, subject to provisions adopted by the Administrator which shall be consistent with income tax regulations, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The Administrator shall notify a distributee of his right to elect a direct rollover; such notice shall be furnished to the distributee between 30 days and 90 days prior to the date as of which the distributee is to receive a distribution from the Plan, provided that the distributee may affirmatively elect a distribution or direct rollover to occur within 30 days after the furnishing of such notice. Subject to Section 6.2(a), a distributee who has been given a timely notice and explanation of the election to have his eligible rollover distribution paid to an eligible retirement plan, and who has failed to file an election with the Administrator within 30 days of the delivery of such notice and explanation shall be presumed to have elected to have his benefit paid directly to him as of the Valuation Date which is, or which next follows, the end of such 30-day period.

      (b)   Definitions.

            (i) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); for periods on and after January 1, 1999, that portion of a hardship withdrawal that is attributable to Tax Deferred Contributions; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            (ii) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
                  Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (iii) Distributee: A distributee includes an Employee or former
                  Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code

                  Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

            (iv) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE SEVEN

                                   WITHDRAWALS

7.1   Withdrawals Generally

      A Participant actively employed with the Company or an Affiliate (herein referred to in this Article as an "Eligible Applicant") may make written application to the Administrator for withdrawal of a portion of his account balance without terminating his employment, but only in such amounts and under such conditions as specified in this Article Seven. All such applications for a withdrawal made by an Eligible Applicant shall be approved or denied by the Administrator in accordance with a uniform, non-discriminatory policy and such action by the Administrator shall be final.

7.2   Hardship Withdrawal

      Upon proper written application of an Eligible Applicant in such form as the Administrator may specify, the Administrator may permit the Eligible Applicant withdraw in cash the portion of the balance of his Total Account representing his Rollover Account (if applicable), his Employer Account and his Tax Deferred Contributions without earnings thereon, provided that the reason for such withdrawal is to enable the Eligible Applicant to meet unusual or special situations in his financial affairs resulting in immediate and heavy financial needs of the Eligible Applicant and, provided further, that the Administrator must be satisfied that any withdrawal hereunder is not in excess of the amount necessary to meet the immediate and heavy financial need and is not available from other resources of the Eligible Applicant. The amount available for withdrawal shall be based on the balances of the applicable accounts (and the Tax Deferred Contributions made) on the Valuation Date as of which payment is made. In the event an Eligible Applicant is married at the time of application and the withdrawal request exceeds $3,500, the Administrator shall require Spousal Consent prior to approving the withdrawal application. Amounts required to meet the following items are deemed to be for immediate and heavy financial needs:

      (a) payments necessary to prevent the eviction of the Eligible Applicant from, or foreclosure of the mortgage on, his principal residence;

      (b) expenses for medical care described in Code Section 213(d) incurred by the Eligible Applicant, his spouse, or his dependents as defined in Code Section 152, or necessary for these persons to obtain medical care described in Section 213(d) of the Code;

      (c) costs directly related to the purchase of an Eligible Applicant's principal residence; or

      (d) payment of tuition, related educational fees and room and board expenses, for the next 12 months of post-secondary education for the Eligible Applicant, his spouse or his dependents.

7.3   Safe Harbor Distribution

      A distribution shall be deemed necessary to satisfy an immediate and heavy financial need of a Eligible Applicant if all of the following requirements are satisfied:

      (a) the distribution is not in excess of the amount of the immediate and heavy financial need of the Eligible Applicant including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution;

      (b) the Eligible Applicant has obtained all other forms of distribution and nontaxable loans currently available from all plans maintained by an Employer;

      (c) the Eligible Applicant shall be suspended from making Tax Deferred Contributions to the Plan until the first day of the pay period occurring 12 full months from the effective date of the withdrawal; and

      (d) the limitation specified in Section 3.2(a) shall be applied to the aggregated Tax Deferred Contributions made during the taxable years which include the first and last days of the suspension period and not separately to each such taxable year.

7.4   Hardship Withdrawal Priority

      (a) A withdrawal pursuant to this Article Seven shall be made from the Total Account maintained on behalf of an Eligible Applicant in the order of priority set forth in this Section 7.4. That portion of a Eligible Applicant's Total Account which is of a lower priority shall be withdrawn only after those portions of the Total Account which are of higher priority have been completely withdrawn:

            (i)   Rollover Account;

            (ii)  Employer Account; and

            (iii) Tax-Deferred Account (excluding earnings on Tax Deferred
                  Contributions).

            In no event shall a hardship withdrawal be taken from the Safe Harbor Matching Account maintained on behalf of an Eligible Applicant.

      (b) Subsequent to the determination under paragraph (a), withdrawals shall be made out of those investment options in which the applicable account is invested according to the withdrawal hierarchy designated by the Administrator and communicated to Participants.

7.5   Modifications to Hardship Withdrawal Standards

      The Company shall have full discretionary authority to modify the provisions of Sections 7.2, 7.3 and 7.4 provided that any modifications shall be evidenced by a writing approved by the Plan Administrator, shall be consistently applied to all pending and future applications as of the date of the modification and shall not operate so as to reduce or eliminate any benefit protected under Section 411(d)(6) of the Code that has accrued as of the date of modifications.

                                  ARTICLE EIGHT

                                 THE TRUST FUND

8.1   Trust Agreement

      The Company has entered into a Trust Agreement for the purpose of holding assets of the Trust Fund other than assets attributable to amounts invested in a group annuity contract provided by the Erie Family Life Insurance Company. The Trust Agreement provides, among other things, that all funds received by the Trustee thereunder shall be held, administered, invested and distributed by the Trustee, and that no part of the corpus or income of the Trust Fund held by the Trustee shall be used for, or diverted to, purposes other than for the exclusive benefit of participants or their beneficiaries. The Company shall have the authority to remove such Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, the Company shall appoint a successor Trustee.

      The Company shall have authority to direct that there shall be more than one Trustee under the Trust Agreement and to determine the portion of the assets under the Trust Agreement to be held by each such Trustee. If such a direction is given, the Company shall designate the additional Trustee or Trustees, and each Trustee shall hold and invest and keep records with respect to the portion of such assets held by it.

8.2   Appointment of Independent Accountants

      The Company may select a firm of independent public accountants to examine and report on the financial position and the results of the operations of the Trust Fund created under the Plan, at such times as it deems proper and/or necessary.

8.3   Appointment of Investment Manager

      The Company may select an independent investment manager to invest the portion of the Trust Fund in each of the various funds. Such investment manager shall be either registered as an investment manager under the Investment Adviser's Act of 1940, a bank, a mutual fund or an insurance company, and as required by the Company, shall acknowledge in writing that he is a fiduciary with respect to the Plan.

8.4   Investment Committee

      The Company shall appoint three or more persons to serve as the Employee Savings Plan Investment Committee, to be referred to herein as the "Investment Committee". The Investment Committee shall perform such duties relating to the investment of the Trust Fund as the Company delegates to it and the duties specified in this Section 8.4. Any one or more of the members of the Investment Committee may be officers or directors of an Employer and need not be Participants entitled to benefits under the Plan. The Company in its sole discretion may remove or replace any member at any time with or without cause. A member may resign by delivering his written resignation to the Company, and such resignation shall become effective upon its delivery or at any other date specified therein. If, at any time, there shall be a vacancy in the membership of the Investment Committee, the remaining member or members shall continue to act until such vacancy is filled by the Company. The Investment Committee shall hold meetings upon such notice, at such place or places and at such times as its members may from time to time determine. A simple majority of the members at the time in office shall constitute a quorum for the transaction of business. All action taken by the Investment Committee at any meeting shall be by vote of the simple majority of those present at such meeting, but the Investment Committee may act without a meeting by unanimous action of its members evidenced by a resolution or other written instrument signed by all members of the Investment Committee.

      The Investment Committee shall have the following responsibilities:

      (a) to recommend to the Company a Trustee and to recommend any changes in said Trustee;

      (b)   to recommend to the Company the appointment of fund managers;

      (c) to allocate the duties and procedures for the Trustee and investment managers;

      (d) to establish a separate investment philosophy and goals for each of the fund managers;

      (e) to monitor the Trustee with respect to servicing the trust in a fiduciary capacity; and

      (f) to monitor the fund managers with respect to the investment philosophy, goals and rates of return.

8.5   Voting of Erie Indemnity Stock

      (a) Each Participant or beneficiary who has an Employer Account maintained under the Plan on his behalf with an investment in the Erie Indemnity Stock Fund shall have the powers and responsibilities set forth in this Section 8.5.

      (b) Prior to each meeting of the Class A shareholders of the Company during which a vote of Class A shares is to be taken, the Company shall cause to be sent to each person described in Section 8.5(a), a copy of the proxy solicitation material for such meeting, together with a form requesting confidential voting instructions for the voting of Erie Indemnity Stock held in the Erie Indemnity Stock Fund in proportion to the number of shares or units of the Erie Indemnity Stock Fund held by such a person's Employer Account. Upon receipt of such a person's instructions, the Trustee shall then vote in person, or by proxy, such Erie Indemnity Stock as so instructed.

      (c) Instructions received from the persons described in Section 8.5(a) by the Trustee regarding the voting of Erie Indemnity Stock held in the Erie Indemnity Stock Fund shall be held in strictest confidence and shall not be divulged to any other person, including directors, officers or employees of the Company, or any Affiliate, except as otherwise required by law.

      (d) Except as otherwise set forth in the Trust Agreement, the Trustee shall vote Erie Indemnity Stock which represents those shares or units of the Erie Indemnity Stock Fund for which the Trustee does not receive affirmative direction from Participants and beneficiaries in the same proportion as the Trustee votes those shares of Erie Indemnity Stock held in the Erie Indemnity Stock Fund for which it has received voting instructions.

                                  ARTICLE NINE

                           ADMINISTRATION OF THE PLAN

9.1   The Administrator

      The Plan shall be administered by a Plan Administrator who shall serve at the pleasure of the Board. The Board has appointed the Company's Senior Vice President, Treasurer and Chief Investment Officer to serve as Administrator. The Administrator may resign by delivering his written resignation to the Board. In the event of the death, resignation or removal of the Administrator, the Board shall fill the vacancy. In making the appointment, the Board shall not be limited to any particular person or group, and nothing herein contained shall be construed to prevent any Participant, director, officer, employee or shareholder of the Employers from serving as the Administrator. The Administrator will not be compensated from the Trust Fund for services performed in such capacity, but the Company will reimburse such individual for expenses reasonably incurred by him in such capacity. The Administrator shall be the "named fiduciary" for purposes of ERISA; provided, however, that Participants and beneficiaries with Employer Accounts under the Plan shall be considered "named fiduciaries" solely to the extent of those fiduciary duties and responsibilities which are directly related to the exercise of voting rights with respect to Plan interests invested in the Erie Indemnity Stock Fund (and not to other aspects of Plan operation and/or administration).

      Appointment by the Board shall be evidenced by a certified copy of the resolution of the Board making such appointment, and copies of such certified resolution shall be delivered to the Trustee and to such other persons as may require such notice.

9.2   Powers of Administrator

      The Administrator will have full power to administer the Plan in all of its details, subject, however, to the requirements of ERISA. This power shall include having the sole and absolute discretion to interpret and apply the provisions of the Plan, to determine the rights and status hereunder of any individual, to decide disputes arising under the Plan, and to make any determinations and findings of fact with respect to benefits payable hereunder and the persons entitled thereto as may be required for any purpose under the Plan. Without limiting the generality of the above, the Administrator is hereby granted the following authority which it shall discharge in its sole and absolute discretion in accordance with Plan provisions as interpreted by the Administrator:

      (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan, including the modification of the claims procedure under Article Ten in accordance with any regulations issued under Section 503 of ERISA.

      (b)   To interpret the Plan.

      (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan, his period of participation and/or service under the Plan, his date of birth, the value of the Total Account, or any part thereof, maintained on behalf of the person and the rights of any person to receive a distribution from the Plan and the amount of such distribution.

      (d) To compute the amount of Tax Deferred Contributions, Employer Matching Contributions and Safe Harbor Matching Contributions to be made on behalf of any Participant in accordance with the provisions of the Plan.

      (e) To authorize the payment of Plan benefits and to direct cessation of benefit payments.

      (f) To appoint, employ or engage such other agents, counsel, accountants, consultants and actuaries as may be required to assist in administering the Plan.

      (g) To establish procedures to determine whether a domestic relations order is a qualified domestic relations order within the meaning of
            Section 414(p) of the Code, to inform the parties to the order as to the effect of the order, and to direct the Trustee to hold in escrow or pay any amounts so directed to be held or paid by the order.

      (h) To obtain from the Employers, Employees, Participants, spouses and beneficiaries such information as shall be necessary for the proper administration of the Plan.

      (i) To perform all reporting and disclosure requirements imposed upon the Plan by ERISA, the Code or any other lawful authority.

      (j) To ensure that procedures are established which are sufficient to safeguard the confidentiality of information relating to the purchase, holding, and sale of Erie Indemnity Stock held in the Erie Indemnity Stock Fund and the exercise of shareholder rights with respect to Erie Indemnity Stock held in the Erie Indemnity Stock Fund and to ensure such procedures are being followed.

      (k) To appoint and remove an independent fiduciary for the purpose of carrying-out activities relating to any situations which the Administrator determines involves an unreasonable potential for undue Employer influence with regard to the direct or indirect exercise of shareholder rights with respect to Erie Indemnity Stock holdings in the Erie Indemnity Stock Fund.

      (l) To take such steps as it, in its discretion, considers necessary and/or appropriate to remedy an inequity under the Plan that results from incorrect information received or communicated or as the consequence of administrative error.

      (m) To correct any defect, reconcile any inconsistency or supply any omission under the Plan.

      (n)   To delegate its powers and duties to others in accordance with
            Section 9.3.

      (o) To exercise such other authority and responsibility as is specifically assigned to it under the terms of the Plan and to perform any other acts necessary to the performance of its powers and duties.

      The Administrator at its discretion may either request the Company or direct the Fund to pay for any or all services rendered by the Trustee, any investment manager, and by persons appointed, employed or engaged under Section 9.2(f) or under the terms of the Trust Agreement.

      The Administrator's interpretations, decisions, computations and determinations under this Section 9.2 which are made in good faith will be final and conclusive upon the Employers, all Participants and all other persons concerned. Any action taken by the Administrator with respect to the rights or benefits of any person under the Plan shall be revocable by the Administrator as to payments or distributions not theretofore made, pursuant to such action, from the Trust Fund; and appropriate adjustments may be made in future payments or distributions to a Participant or beneficiary to offset any excess payment or underpayment previously made to such Participant or beneficiary from the Trust Fund. No ruling or decision of the Administrator in any one case shall create a basis for a retroactive adjustment in any other case prior to the date of a written filing of each specific claim.

9.3   Delegation of Duties

      The Administrator may, from time to time, designate any person to carry out any of the responsibilities of the Administrator. The person so designated will have full authority, or such limited authority as the Administrator may specify, to take such actions as are necessary or appropriate to carry out the duties delegated by the Administrator.

9.4   Conclusiveness of Various Documents

      The Administrator and the Company and its directors and officers will be entitled to rely upon all tables, valuations, certificates and reports furnished by any actuary, accountant, counsel or other expert appointed, employed or engaged by the Administrator or the Company.

9.5   Actions to be Uniform

      Any discretionary actions to be taken under the Plan by the Administrator will be nondiscriminatory and uniform with respect to all persons similarly situated.

9.6   Liability and Indemnification

      To the full extent allowed by law, the Administrator shall not incur any liability to any Participant or beneficiary, or to any other person, by reason of any act or failure to act on the part of the Administrator if such act or omission is not the result of the Administrator's gross negligence, willful misconduct or exercise of bad faith. To the full extent allowed by law, the Company agrees to indemnify the Administrator against all liability and expenses (including reasonable attorney's fees and other reasonable expenses) occasioned by any act or omission to act if such act or omission is not the result of the Administrator's gross negligence, willful misconduct or exercise of bad faith. Neither this
      Section 9.6 nor any other provision of this Plan shall be applied to invalidate, modify, or limit in any respect any contract, agreement, or arrangement for indemnifying or insuring the Administrator against, or otherwise limiting, such liability or expense, or for settlement of such liability, to the extent such contract, agreement, or arrangement is not precluded by the terms of
      Section 410 of ERISA.

                                   ARTICLE TEN

                                CLAIMS PROCEDURE

10.1  Claim for Benefit

      If a Participant or a beneficiary asserts a right to any benefit under the Plan which he has not received, he must file a claim for such benefit with the Administrator in such manner as provided hereunder. If the Administrator wholly or partially denies such claim, it shall provide written notice to the Participant or the beneficiary submitting the application within 90 days of the receipt by the Administrator of the application. The Administrator shall set forth in the notice:

      (a)   the specific reasons for denial of the claim;

      (b) the specific reference to pertinent provisions of the Plan on which the denial is based;

      (c) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and

      (d) further steps which the Participant or beneficiary may take in order to have his claim reviewed (including a statement that the claimant or his duly authorized representative may review Plan documents and submit issues and comments regarding the claim to the Administrator).

10.2  Review of Denial of Claim

      A Participant or beneficiary whose application for benefits is denied may request a full and fair review of the decision denying the claim within 90 days after receipt of the notice of the denial provided by the Administrator. The Participant or beneficiary may:

      (a) request a hearing by the Administrator upon written application to the Administrator;

      (b) review pertinent Plan documents in the possession of the Administrator; and

      (c) submit issues and comments in writing to the Administrator for review.

      If a hearing is requested by a Participant or beneficiary, such hearing shall be held within 30 days after the Administrator's receipt of the request for review.

10.3  Decision by Administrator

      A decision on review by the Administrator shall be made promptly and not later than 60 days after the receipt by the Administrator of a request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case the Participant or beneficiary will be notified of the extension and a decision shall be rendered as soon as possible, but not later than 120 days after the receipt of the request for review. The decision shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the Participant or beneficiary, and specific references to the pertinent provisions of the Plan on which the decision is based.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

11.1  Non-Alienation of Benefits

      (a) Except as provided in Section 11.1(b) or 11.1(c), no benefit payable under the Plan shall be subject in any manner to anticipation, sale, transfer, assignment, pledge, encumbrance, security interest or charge, and any action by way of anticipating, alienating, selling, transferring, assigning, pledging, encumbering, charging or granting a security interest in the same shall be void and of no effect; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

      (b) Section 11.1(a) shall not apply to the creation, assignment, or recognition of a right to any benefit payable pursuant to a Qualified Domestic Relations Order. The Company shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under such orders which are deemed to be Qualified Domestic Relations Orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code. To the extent that, because of a Qualified Domestic Relations Order, more than one individual is to be treated as a surviving spouse, the total amount payable from the Plan as a result of the death of a Participant shall not exceed the amount that would be payable from the Plan if there were only one surviving spouse.

      (c) Notwithstanding the provisions of Section 11.1(a), the Plan may offset any portion of the Total Account maintained on behalf of a Participant or beneficiary against a claim of the Plan arising:

            (i) as a result of the Participant's or beneficiary's conviction of a crime involving the Plan; or

            (ii) with regard to the Participant's or beneficiary's violation of ERISA's fiduciary provisions upon:

                  (A) the entry of any civil judgment, consent order, or decree against the Participant or beneficiary; or

                  (B) the execution of any settlement agreement between the Participant and the Department of Labor or Pension Benefit Guaranty Corporation.

            The provisions of this Section 11.1(c) shall apply only to orders, judgments, decrees and settlements issued or entered into after August 5, 1997, and which expressly provide for such offset.

11.2  Risk to Participants and Source of Payments

      Each Participant assumes all risk in connection with any decrease in the value of any investment fund in the Trust Fund, and the Trust Fund shall be the sole source of any payments to be made to Participants or their beneficiaries under the Plan.

11.3  Expenses

      Subject to any restriction applicable under Section 5.4(a), brokerage fees, transfer taxes and other expenses incurred by the Trustee in connection with the purchase or sale of securities may be added to the cost of such securities or deducted from the proceeds thereof, as the case may be. Earnings credited to accounts invested in mutual funds shall be net of direct fund management expenses. Fees and other expenses associated with a self-directed "open option" arrangement shall be assessed directly against the Total Account maintained on behalf of the Participant or beneficiary participating in such arrangement.

      All other costs and expenses incurred in administering the Plan shall be paid by the Company or an Employer, unless the Company authorizes the payment of such expenses from the Trust Fund.

11.4  Rights of Participants

      No Participant or beneficiary shall have any right or interest under the Plan unless and until he becomes entitled thereto as provided in the Plan. The adoption and maintenance of the Plan shall not be deemed to constitute a contract between an Employer and any Employee or Participant. Inclusion in the Plan will not affect an Employer's right to discharge or otherwise discipline Employees and membership in the Plan will not give any Employee the right to be retained in the service of an Employer nor any right or claim to a benefit unless such right is specifically granted under the terms of the Plan.

      The Plan shall be binding on all Participants and their spouses and beneficiaries and upon heirs, executors, administrators, successors, and assigns of all persons having an interest herein. The provisions of the Plan in no event shall be considered as giving any such person any legal or equitable right against the Company, an Employer or an Affiliate, any of its officers, employees, directors, or shareholders, or against the Trustee, except such rights as are specifically provided for in the Plan or hereafter created in accordance with the terms of the Plan.

11.5  Statement of Accounts

      As soon as practicable after the last day of March, June, September and December, or such other time or times as the Administrator shall designate, the Company shall cause to be sent to each current or former Participant a written statement of his account.

11.6  Designation of Beneficiary

      (a) Each Participant shall file with the Administrator, on such form as may be provided by the Administrator, a written designation of a beneficiary or beneficiaries who shall receive payment of the Participant's interest under the Plan in the event of his death. If the Participant is married, the Participant's beneficiary must be his spouse (in accordance with Code Section 401(a)(11)(B)(iii)) unless Spousal Consent requirements are satisfied. In the event the Participant shall die and there is no properly designated beneficiary then living, the interest of the Participant under the Plan shall be paid in a lump sum to his surviving spouse, or, if there is no surviving spouse, to his estate or other successor, all as the Administrator may determine.

      (b) A beneficiary entitled to a payment of all or a portion of a Participant's Total Account due to the death of the Participant may disclaim his interest therein subject to the following requirements. To be eligible to disclaim, a beneficiary must be a natural person, must not have received a distribution of all or any portion of said Total Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the beneficiary before a notary public. A disclaimer shall state that the beneficiary's entire interest is disclaimed or shall specify what portion thereof is disclaimed. To be effective, an original executed copy of the disclaimer must be both executed and actually delivered to the Administrator after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Administrator. A disclaimer shall be considered to be delivered to the Administrator only when actually received by the Administrator. The Administrator shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a beneficiary shall not be considered to be a transfer of an interest or an assignment or alienation of benefits in violation of Section 11.1 hereof. No other form of attempted disclaimer shall be recognized by the Administrator.

11.7  Payment to Incompetents

      If any person entitled to receive any benefits hereunder is a minor, or is in the judgment of the Administrator, legally, physically, or mentally incapable of personally receiving and receipting for any distribution, the Administrator may instruct the Trustee to make distribution to such other person, persons or institutions who, in the judgment of the Administrator, are then maintaining or have custody of such distributee. As a condition to the issuance of such instruction for the distribution to such other person or institution, the Administrator may require such person or institution to exhibit or to secure an order, decree or judgment of a court of competent jurisdiction with respect to the incapacity of the person who would otherwise be entitled to receive the benefits.

11.8  Authority to Determine Payee

      The determination of the Administrator as to the identity of the proper payee of any benefit under the Plan and the amount of such benefit properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account of such benefit.

11.9  Severability

      If any provision of this Plan is held to be invalid or unenforceable, such determination shall not affect the other provisions of this Plan. In such event, this Plan shall be construed and enforced as if such provision had not been included herein.

11.10 Employer Records

      The records of a Participant's Employer shall be presumed to be conclusive of the facts concerning his employment or non-employment, periods of service and Compensation unless shown beyond a reasonable doubt to be incorrect.

11.11 Limitation on Contributions

      (a) In no event shall the total annual additions on behalf of a Participant under this Plan and under any other defined contribution plan or plans maintained by the Employer with respect to any Limitation Year exceed the lesser of $30,000 (or such dollar figure, as increased in accordance with Section 415(d) of the Code for years up to and including the given Limitation Year) or 25% of the Test Compensation, paid to the Participant by an Employer within such Limitation Year. All amounts contributed to any defined contribution plan maintained by an Employer or an Affiliate (taking into account
            Section 415(h) of the Code) other than any rollover contribution and any salary reduction contribution to a simplified employee pension shall be aggregated with contributions made by an Employer under this Plan in computing any Employee's total annual additions limitation. For purposes hereof, the Limitation Year shall be the calendar year.

            For purposes of this section, "total annual additions" for any Limitation Year shall mean the sum of the following:

            (i) Employer contributions under this Plan and under any other defined contribution plan maintained by an Employer or Affiliate;

            (ii) Reallocated forfeitures under any defined contribution plan maintained by an Employer or Affiliate;

            (iii) After-tax contributions under any other defined contribution plan maintained by an Employer or Affiliate; and

            (iv) Amounts allocated to an individual medical account, as defined in Section 415(1)(2) of the Code, as part of a pension or annuity plan and amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits described in Section 419A(d) of the Code, under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by an Employer or Affiliate.

            Loan repayments under Section 14.2 shall not be recognized as annual additions for purposes of this section.

      (b) In the event that a Participant's total annual additions for any Limitation Year exceed the limitations of Section 11.11(a) because of a reasonable error in estimating the Participant's Compensation, a reasonable error in determining the amount of Tax Deferred Contributions that a Participant may make within the limitations of paragraph (a) above or due to such other facts and circumstances as the Commissioner of Internal Revenue finds justifiable, his total annual additions shall be reduced in the following order until such limitations are met:

            (i) any after-tax employee contributions made in the Limitation Year by the Participant under any other plan maintained by an Employer or Affiliate shall be returned to the Participant in accordance with the provisions of such plan to the extent necessary to meet the above limitations;

            (ii) If further corrective adjustment is necessary, Tax Deferred Contributions made on the Participant's behalf in the Limitation Year that are in excess of five percent (5%) of the Participant's Compensation (six percent (6%) for Limitation Years beginning before January 1, 2001) shall be distributed to the Participant;

            (iii) If further corrective adjustment is necessary with respect to a Limitation Year beginning on or after January 1, 2001, the Tax Deferred Contributions made on the Participant's behalf in the Limitation Year that are not in excess of five percent (5%) of the Participant's Compensation and the Safe Harbor Matching Contributions made on the Participant's behalf in the Limitation Year shall be reduced proportionately to the extent necessary to meet the above limitations.

            (iv) If further corrective adjustment is necessary with respect to a Limitation Year beginning before January 1, 2001, the Tax Deferred Contributions made on the Participant's behalf in the Limitation Year that are not in excess of six percent (6%) of the Participant's Compensation and the Employer Matching Contributions made on the Participant's behalf in the Limitation Year shall be reduced proportionately to the extent necessary to meet the above limitations.

            Tax Deferred Contributions so reduced shall be distributed to the Participant. Employer Matching Contributions and Safe Harbor Matching Contributions so reduced shall be held unallocated in a suspense account and shall be applied to reduce the Employer Matching Contribution or Safe Harbor Matching Contribution with respect to all Participants for the subsequent Limitation Year. Any distribution under this paragraph which includes Tax Deferred Contributions shall also include gains on such Tax Deferred Contributions.

            The Administrator may change the order of the reductions listed above in any manner which, in the judgment of the Administrator, is in the Participant's best interest.

      (c) If a Participant is also a participant in a defined benefit plan maintained by an Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year beginning after December 31, 1982 and before January 1, 2000 shall not exceed 1.0. The defined benefit plan fraction for any Limitation Year is a fraction, the numerator of which is the projected annual benefit of the Participant under such Plan (determined as of the close of the year), and the denominator of which is the lesser of 1.25 times the dollar limit in Section 415(b)(1)(A) of the Code or 1.4 times 100% of the Participant's average Test Compensation over that period of consecutive calendar years (not more than three) during which his Test Compensation was the highest. The defined contribution plan fraction for any Limitation Year is a fraction the numerator of which is the sum of the annual additions on behalf of the Participant under this Plan and any other defined contribution plan or plans maintained by an Employer as of the close of the year and the denominator of which is the sum of 1.25 times the maximum dollar limit or 1.4 times the maximum percentage limit, whichever is smaller on a year-by-year basis, which could have been made under Section 415(c) of the Code for such year and for each prior year of service with the Employer, subject to any transition adjustments allowed by law and adopted by the Administrator. Any adjustment necessary to comply with the limitations of this Section 11.11(c) shall be made in the Participant's benefit payable under the defined benefit plan. The provisions of this paragraph (c) shall not apply with respect to Limitation Years beginning on and after January 1, 2000.

      (d) The sole purpose of this Section is to comply with Sections 415(c) and 415(e) of the Code and the terms of this Section shall be interpreted, applied, and if and to the extent necessary, shall be deemed modified so as to satisfy solely the minimum requirements of Sections 415(c) and 415(e) of the Code and the regulations promulgated with respect thereto.

11.12 IRC 414(u) Compliance Provision

      Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

                                 ARTICLE TWELVE

                  AMENDMENT, TERMINATION OR MERGER OF THE PLAN

12.1  Right to Amend

      The Company reserves the right at any time or times to modify or amend the Plan by resolution of the Board setting forth such modification or amendment; provided, however, that no such modification or amendment shall be made which would:

      (a) increase the duties or liabilities of the Trustee without its written consent; or

      (b) divest a Participant of any portion of his Total Account hereunder that has accrued to him prior to the effective date of such amendment; or

      (c) cause or permit any portion of the Trust Fund to be converted to or become the property of the Company; or

      (d) cause any portion of the Trust Fund to be used for purposes other than the exclusive benefit of the Participants or their beneficiaries;

      unless such modification or amendment is necessary or appropriate to enable the Plan or Trust Fund to qualify under Section 401 of the Code, as amended from time to time, or to retain for the Plan or Trust Fund such qualified status.

12.2  Right to Terminate

      (a) Although it is the expectation of the Company that it will continue the Plan as a permanent retirement program for the benefit of the Employees eligible hereunder, the Company reserves the right at any time, by action of its Board, at its sole discretion, to terminate the Plan in whole or in part. There shall be no liability or obligation on the part of an Employer to make any further contributions to the Trust Fund in the event of the termination of the Plan.

      (b) Notwithstanding anything to the contrary contained herein, Trustee's fees and other expenses incident to the operation and management of the Plan incurred after the termination of the Plan may, at the discretion of the Company, be paid from assets of the Trust Fund that are not part of any Participant's Total Account.

      (c) In the event of the termination of the Plan in whole or in part or in the event of the complete discontinuance of Employer contributions under the Plan, each affected Participant's interest in the Trust Fund shall become 100% vested and shall be nonforfeitable.

12.3  Merger, Transfer of Assets or Liabilities

      The Company may merge or consolidate the Plan with, transfer assets and liabilities of the Plan to, or receive a transfer of assets and liabilities from, any other plan without the consent of any other Employer or other person, if such transfer is effected in accordance with applicable law and if such other plan meets the requirements of Code Sections 401(a) and 501(a), permits such transfer or the receipt of such transfer and, with respect to liabilities to be transferred from this Plan to such other plan, satisfies the requirements of Code Sections 411(d)(6). This Plan may not be merged or consolidated with any other plan, nor may any assets or liabilities of this Plan be transferred to any other plan, unless the terms of the merger, consolidation or transfer are such that each Participant in the Plan would, if the Plan were terminated immediately after such merger, consolidation or transfer, receive a benefit equal to or greater than the benefit he would have been entitled to receive if this Plan had terminated immediately prior to the merger, consolidation or transfer.

                                ARTICLE THIRTEEN

                              TOP HEAVY PROVISIONS

13.1  Top Heavy Provisions

      (a) The Plan shall be deemed to be a top heavy plan for a Plan Year if, as of a Determination Date, the aggregate value of the Total Accounts of Key Employee Participants exceeds 60% of the aggregate value of the Total Accounts of all Participants (excluding, for such determination, "unrelated" rollovers), or if the Plan is part of a required Aggregation Group which is top heavy. Such value shall be determined by using the single accrual method which is used for all plans of the Employers (including entities required to be aggregated with the Employer pursuant to Sections 414(b), (c), (m) and (o) of the Code) and by taking into account any distributions made during the five Plan Years ending on the Determination Date. If a Participant was not a Key Employee during the five Plan Years ending on the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his Total Account shall not be taken into account. Further, if any Employee has not performed services for an Employer at any time during the five-year period ending on the Determination Date, the value of such Employee's Total Account shall be disregarded. In no event shall the Plan be considered top heavy if it is part of a required or permissive Aggregation Group which is not top heavy.

      (b) For purposes of this Section 13.1, the following terms shall have the meaning indicated:

            (i) Key Employee means any Employee who at any time during the Plan Year or any of the four preceding Plan Years is:

                  (A) an officer of an Employer or an Affiliate. No more than 50 Employees (or, if lesser, the greater of three Employees or 10 percent of the Employees) shall be treated as officers. No Employee whose annual Test Compensation is less than 50% of the amount specified in
                        Section 415(b)(1)(A) of the Code, adjusted for any automatic increases permitted by law or regulation, shall be treated as an officer;

                  (B) one of the 10 Employees owning or considered as owning (within the meaning of Section 318 of the Code) the largest interest in an Employer, if such Employee's annual Test Compensation is greater than the amount specified in Section 415(c)(1)(A) of the Code, adjusted for any automatic increases permitted by law or regulation;

                  (C)   a more than five percent owner of an Employer; or

                  (D) a more than one percent owner of an Employer having annual Test Compensation from an Employer of more than $150,000.

                  For the purpose of determining top 10 owners, five percent owners and one percent owners, neither the aggregation rules nor the rules of Sections 414(b), (c) and (m) shall apply.

            (ii)  Non-Key Employee means an Employee who is not a Key Employee.

            (iii) Determination Date means the last day of the preceding Plan
                  Year.

            (iv) Plan Year means any calendar year commencing on or after December 31, 1988.

            (v) A required Aggregation Group is each plan of an Employer which provides benefits to a Key Employee and each other plan of an Employer, if any, which is included with this Plan for purposes of meeting the requirements of Sections 401(a)(4) or 410 of the Code. A permissive Aggregation Group is this Plan and each other plan of an Employer which in total would continue to meet the requirements of Section 401(a)(4) and 410 of the Code with such other plan being taken into account. For purposes hereof, an Aggregation Group shall include a terminated plan if such Plan was maintained within the five-year period ending on the Determination Date for the Plan Year in question and it would, but for the fact if terminated, be part of a required Aggregation Group for such Plan Year. An Aggregation Group will be deemed to be a "top-heavy group" if the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, and (b) the aggregate of the accounts of Key employees under all defined contribution plans included in such group, exceeds 60% of a similar sum determined for all Employees.

            (vi) "Employee" and "Key Employee" shall also include beneficiaries of such an Employee. Inherited benefits shall retain the character of the benefits of the Participant.

13.2  Minimum Contribution

      Notwithstanding the provisions of Article Three, for any Plan Year during which the Plan is deemed to be top heavy, the Employers shall make a minimum contribution on behalf of each Non-Key Employee Participant which shall be no less than three percent (3%) of the Test Compensation of the Non-Key Employee Participant; provided, however, that if the Employer contribution allocated on behalf of the Key Employee Participant for whom such allocation represents the highest percentage of Test Compensation for the given Plan Year of all Key Employee Participants is a lesser percentage, the minimum contribution shall be reduced to such lesser percentage. For purposes of this Section 13.2 all defined contribution plans that are included in an Aggregation Group shall be considered as one plan. In the case of Employees covered under both this Plan and any defined benefit plan maintained by an Employer or Affiliate, the defined benefit plan will provide the top heavy minimum benefit and will be offset by the benefit provided under this Plan. Non-Key Covered Employees who are eligible to participate in the Plan or who have become participants in the Plan but who subsequently fail to complete 1,000 Hours of Service by the end of the applicable Plan Year (and who have not separated from service by the end of such Plan Year) shall receive an allocation of a minimum contribution.

      Except to the extent used for the purpose of determining the largest percentage of Test Compensation contributed by an Employer for a given year on behalf of a Key Employee Participant, Tax Deferred Contributions described in Section 3.1 and Employer Matching Contributions described in
      Section 3.6 shall not be considered Employer contributions under this
      Section 13.2.

13.3  Plan Year in Which Plan is Top Heavy

      In any Plan Year in which the Plan is top heavy, but not super top heavy, the factor of 1.25 in Section 11.11(c) shall be changed to 1.00 wherever it appears therein; provided, however, that such change shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes applicable and, provided further, that this Section 13.3 shall not apply with respect to Limitation Years beginning on and after January 1, 2000.

13.4  Plan Year in Which Plan Ceases to be Top Heavy

      In any Plan Year that the Plan ceases to be top heavy, the above provisions shall no longer apply.

13.5  Limited Application of this Article

      The sole purpose of this Article is to comply with Section 416 of the Code and the terms of this Article shall be interpreted, applied and, if and to the extent necessary, shall be deemed modified so as to satisfy solely the minimum requirements of Section 416 of the Code and the regulations promulgated with respect thereto.

                                ARTICLE FOURTEEN

                                      LOANS

14.1  Availability of Loans

      Subject to the provisions of this Article Fourteen, Participants actively employed with the Company or an Affiliate (herein referred to in this Article as "Eligible Applicants") may apply for a loan from the Plan. All such applications for a loan made by an Eligible Applicant shall be approved or denied by the Administrator in accordance with a uniform, non-discriminatory policy and such action by the Administrator shall be final. All loans approved shall be effective as of the "loan effective date" (as hereinafter defined) provided the loan application was submitted to the Administrator within a reasonable time (as determined by the Administrator) prior to the loan effective date. All loans shall be made only in consideration of adequate security. For purposes hereof the term "loan effective date" shall mean the date, mutually agreed upon by the Participant and the Administrator, on which the loan shall be considered effective.

      The Administrator may establish rules governing the granting of loans, provided (i) that such rules are not inconsistent with the provisions of this Article Fourteen, (ii) that any such rules adopted by the Administrator shall be described in the documents supporting the loan transaction and (iii) that loans are made available to all Eligible Applicants on a reasonably equivalent basis and are not made available to Eligible Applicants who are Highly Compensated in an amount greater than the amount made available to other Eligible Applicants.

14.2  Terms and Conditions of Participant Loans

      (a) Amount of Loan. At the time the loan is made, the principal amount of the loan, when added to all other outstanding loans of the Participant from the Plan and any other qualified plan of an Employer and Affiliates, shall not exceed the lesser of:

            (i) $50,000, as reduced by the excess, if any, of the Eligible Applicant's highest outstanding loan balance from the Plan during the one-year period ending on the day before the date such new loan is secured over the outstanding balance of loans from the Plan on the date such loan is made; or

            (ii) one-half of the current value of the Total Account maintained on behalf of the Eligible Applicant under the Plan.

            The current value of a Total Account shall be determined as of the Valuation Date on which the Eligible Applicant initiates the loan process by providing Notice to the Administrator or its designee. No loan shall be made in an amount less than $1,000. Any loan amount shall be made in accordance with Section 14.3.

      (b) Application for Loan. The Eligible Applicant must give the Administrator adequate written notice, as determined by the Administrator, of the requested amount and desired time for receiving a loan. In addition, if an Eligible Applicant is married at the time of application, the Administrator shall require Spousal Consent prior to approving the loan application.

      (c) Length of Loan. The Eligible Applicant and the Administrator shall arrange for the repayment of a Plan loan. The period of repayment shall not exceed five years from the date the loan is made. All repayment schedules (whether by payroll withholding or otherwise) shall commence as of the next administratively feasible pay period following the disbursement of the loan and shall provide for substantially level amortization of principal and interest. An Eligible Applicant on a leave of absence and an Eligible Applicant who terminates employment with the Company and Affiliates must make principal and interest payments in the amount and on such dates as otherwise due. In the event such payments are not made the maturity of the loan shall be accelerated and the outstanding principal amount of the loan, together with all accrued interest, shall be deemed immediately due and distributable at such date or dates as the Administrator deems reasonable and as may be specified by applicable law and regulation. Except as otherwise permitted in Income Tax Regulations, in no event shall the date of deemed distribution extend beyond the end of the calendar quarter next following the calendar quarter in which the payment was not made.

      (d) Prepayment. The Eligible Applicant shall be permitted to repay the loan in total as of any date prior to maturity without penalty.

      (e) Note. The loan shall be evidenced by a promissory note executed by the Eligible Applicant and delivered to the Administrator. The Eligible Applicant will agree to execute any other documents (e.g., payroll withholding forms) that may be necessary or appropriate to effect the loan.

      (f) Interest. All loans shall be considered investments of the Trust and interest shall be charged on the loan at the rate set by the Administrator as of the loan effective date. Such rate shall be based on the prime lending rate charged by a financial institution selected by the Administrator, plus 100 basis points.

      (g) Security. Subject to the extent required under regulations promulgated by the Secretary of Labor or his delegate, a Plan loan shall be secured by an assignment of the Eligible Applicant's right, title and interest in that portion of his Total Account under the Plan as shall adequately secure the loan, provided such security shall not exceed one-half of the current value of the Eligible Applicant's vested Total Account. The Administrator may also require such additional collateral as may be deemed necessary to adequately secure repayment of the loan.

      (h) Default. The Administrator shall take reasonable steps to secure repayment of any loan granted hereunder in accordance with its terms; however, when the Administrator declares a loan to an Eligible Applicant to be in default, the outstanding balance of the loan, together with unpaid, accrued interest, shall be deemed a lien against the Total Account maintained on behalf of the Eligible Applicant and no contributions or distributions of any kind (other than distributions due to loan default) may thereafter be made by or on behalf of the Eligible Applicant to or from this Plan during the continuance of the default. The Administrator shall take such reasonable steps as it shall deem necessary or appropriate to eliminate the default before causing an offset distribution to be made with respect to the Eligible Applicant for the purpose of fully amortizing the loan outstanding; however, should the loan remain in default after these administrative procedures are taken, the Administrator will consider the entire amount of the loan outstanding (including all accrued interest to date) as a distribution as of the first date, on or following the administrative procedures, on which the Eligible Applicant has a distributable event and will process the Total Account of the Eligible Applicant accordingly.

      (j) Other Terms and Conditions. The Administrator shall fix such other terms and conditions of the loan as it deems necessary to comply with legal requirements, to maintain the qualification of the Plan and Trust Fund under Code Section 401(a), to exempt the loan transaction from the prohibited transaction rules of under Code
            Section 4975, or to prevent the treatment of the loan for tax purposes as a distribution to the Eligible Participant. The Administrator may fix other terms and conditions of the loan, not inconsistent with the provisions of this Article Fourteen.

      (k) No Prohibited Transactions. No loan shall be made unless such loan is exempt from the tax imposed on prohibited transactions by Code
            Section 4975 or would be exempt from such tax (if the Eligible Participant were a disqualified person as defined in Section 4975(e)(2) of the Code) by reason of Code Section 4975(d)(1).

10.3  Loan Accounts

      A loan made by the Plan to a Eligible Applicant in accordance with Sections 14.1 and 14.2 shall be from the Total Account maintained on behalf of such Eligible Applicant and from the investment funds in which such Total Account is invested in such order of priority as the Administrator, pursuant to a uniform and nondiscriminatory policy, shall direct. Payments of principal and interest on loans shall be paid over to the Trustee as soon as possible after each payroll deduction or other repayment and shall be credited to the Total Account of the Eligible Applicant as of the date the repayments are received by the Trustee. Loan repayments will be credited in such manner as determined by the Administrator to those accounts and those investment options which were accessed in connection with the granting of the loan to the Eligible Applicant. The Administrator shall have the authority to establish other reasonable rules, not inconsistent with the provisions of the Plan, governing the establishment and maintenance of loan accounts.

Executed at Erie, Pennsylvania, this 10th day of December, 2000.



                                           ERIE INDEMNITY COMPANY



                                           By: /s/ Stephen A. Milne
                                              -------------------------------
                                               Title: President and CEO